THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                                 91
                            Exhibit 10(i)




                  THE PRUDENTIAL INSURANCE COMPANY
                             OF AMERICA
                   a mutual life insurance company














     In consideration of the Application of the Policyholder for this Group Policy and of the payment of premiums as provided in the Group Policy, The Prudential Insurance Company of America agrees to pay benefits in accordance with and subject to the terms of the Group Policy.

     The Group Policy takes effect on the Policy Date.

     The Group Policy is delivered in and is governed by the laws of the Governing Jurisdiction.

     In Witness Whereof, The Prudential Insurance Company of America has caused the Group Policy to be executed as of the Policy Date provided it is duly attested under the Group Policy Schedule.




          Secretary                     President

                       GROUP INSURANCE POLICY
                              Providing
Coverage(s) as Indicated in the Coverage Rider(s) Forming Part Hereof
                   DIVIDENDS APPORTIONED ANNUALLY



GRP 31300
GEN AS5-103                             (1-101)   ED 3-66
                                   -1-
                        GROUP POLICY SCHEDULE
Policy Date
     August 1, 1970

Policy Anniversaries
     August 1 of each year, beginning in 1971.

Premium Due Dates
     The Policy Date, and thereafter the first day of each month beginning with September, 1970

Governing Jurisdiction
     State of California

                    Policyholder
                    NORTHROP CORPORATION

                    Group Policy
                    G-91660

Employment Waiting Period
The following period of continuous service on a full-time basis with the Employer Full-time Employees in the eligible classes on the Policy
Date:  See reverse side.  Other Employees:  See reverse side.

Associated Companies
Effective January 1, 1981, the list of OAssociated CompaniesO in the Group Policy Schedule is replaced by the following:

     NORTHROP INTERNATIONAL, INC.
     WILCOX ELECTRIC, INC.
     NORTHROP WORLDWIDE AIRCRAFT SERVICES, INC.

Forms Comprising the Group Policy as of the Policy Date
The following forms bearing a GRP 31300 prefix - GEN AS5-103 (pages (1-
101), (2-101) (1-2A), (2-101) (1-2B), (3-101) (1-2), (4-101) (2E-6),
(5-103) (1-3)), GEN B-102 (1-2), GEN C-111 (1-1), GEN D-101 (1-12),
GEN M-101 (1-1), GEN M-101 (1-7), GEN M-102 (1-1), GEN M-103 (1-1),
GEN M-108 (2N-1), LIFE R-101 -- Cov. LIFE 101 (1-1), LIFE T-101 (1-1),
LIFE U-101 (1-2), GC-10319, GRP 32221 SURV R-101 -- Cov. SURV 101 (1-
6), GRP 32222 SURV U-101 (1-6), DEPL R-101 -- Cov DEPL 101 (1-1), DEPL
U-101 (1-2), AD&D R-101 -- Cov. AD&D 101 (5-1), AD&D U-101 (1-2), LTD
R-102 -- Cov. LTD 102 (6-5), LTD U-101 (1-2), LTD U-102 (6-5), MM R-
609 -- Cov. MM 609 (6-1), MM U-602 (6-1); GC-3350; GC-3535; GC-10311;
ORD 30706-1 (W-3); GC-3110.
                        _____________________

Attest: ......................................................

GRP 31300
GEN A                                   (2-101)   ED 3-66   (1-2A)
                                   -2-
                    INCLUDED EMPLOYERS PROVISIONS

     The Policyholder and any Associated Companies are employers included under the Group Policy. OAssociated CompaniesO means those employers subsidiary to or affiliated with the Policyholder as are listed under OAssociated CompaniesO on the reverse side hereof.

     Any individual employed by more than one included employer shall be considered as being employed only by one employer, and his service with the other employer or employers shall be considered as service with that one employer.

     If any employer ceases to be an included employer, the Group Policy will be considered as terminating on the date of such cessation with respect to all Employees of that employer who on the next day are not Employees of another included employer within the eligible classes under the Group Policy. The Policyholder shall notify Prudential, in writing, when an Associated Company ceases to be subsidiary to or affiliated with the Policyholder.

                         GENERAL DEFINITIONS

Employee Insurance: Insurance under a coverage pertaining to the person of an Employee.

Dependents Insurance: If Dependents Insurance is provided, the Group Policy includes Dependents Insurance Provisions which define
Dependents Insurance and qualified dependents.

Covered Individual under a coverage: An Employee who is insured for Employee Insurance; a qualified dependent with respect to whom an Employee is insured for Dependents Insurance.

The Employer: When the term Othe EmployerO is used, it means collectively all employers included under the Group Policy (see
Included Employers Provisions above).

Coverage Classes under a Coverage Schedule:  The Employees of the
Employer who comprise the classes to which the insurance provided in that Schedule applies.

Insurance on Contributory or Non-Contributory Basis (each Coverage
Schedule indicates the basis for the insurance under the coverage which is provided in that Schedule):
     Contributory insurance - insurance for which the Policyholder may
establish required contributions to be       made by Employees.
     Non-contributory insurance - insurance for which Employees are not permitted to make contributions.

PrudentialOs Home Office: PrudentialOs Home Office in Newark, New Jersey, or any of its other Home or Head Offices.

Active Work Requirement: A requirement that an Employee be actively at work on full time at the business establishment of the Employer or at other locations to which the EmployerOs business requires the Employee to travel.

EmployeeOs Earnings: If an item is determined by an EmployeeOs earnings, they shall be based on his earnings from the Employer, exclusive of bonus and overtime pay, for a normal work week not exceeding forty hours.

Physician: A licensed practitioner of the healing arts acting within the scope of his practice.

Officers: When the term OOfficersO is used, it means all Employees classified as Officers, but excluding in any case those Employees classified as Assistant Corporate Officers.

Employment Waiting Period: (Continued): 30 days commencing with the first day of a month; provided that no such period shall apply to those Employees classified as (1) President, Executive Vice President or Senior Vice President of Northrop Corporation, or (2) elected vice presidents each of whom has entered into an employment agreement with the Policyholder.
GRP 31300
GEN A                                   -3-       (2-101)    ED 3-66
(1-2A)
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                      SCHEDULE OF PREMIUM RATES
                                                               G-91660

Classes of Employees
to which this Schedule applies:

All classes



                                   Monthly Rate Per Employee

Applicable Insurance

Term Life (Employee)                    $0.50 per $1,000 of Insurance,
except for that
                                        amount on the President of
Northrop                                          Corporation in
excess of $300,000;
                                   $0.636 per $1,000 of Insurance for
that
                                        amount on the President of
Northrop
                                        Corporation in excess of
$300,000.

Term Life (Dependents)                  $0.50 per Employee with
Dependents

Survivor Benefits Life                       0.49% of Covered Monthly
Payroll

Accidental Death and Dismemberment      $0.10 per $1,000 of Insurance

Monthly Income Long Term Disability          0.48% of Covered Monthly
Payroll, except
                                        for the President, Executive
Vice
                                        President or Senior Vice
President of
                                        Northrop Corporation;
                                   $49.00 for the President of
Northrop
                                        Corporation
                                   $34.42 for the Executive Vice
President of
                                        Northrop Corporation
                                   $19.83 for the Senior Vice
President of
                                        Northrop Corporation

Supplementary Major Medical Expense          $30.00 per Employee






GRP 31300
GEN A                              -5-       (3-101)   ED 3-66   (1-2)
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                      INSURANCE PLAN PROVISIONS
A.   ELIGIBILITY

Eligible Classes: All Employees of the Employer who are within the coverage classes under one or more Coverage Schedules of the Group Policy.

EmployeeOs Date of Eligibility: The first day, on or after the Policy Date, on which he is a full-time Employee in the eligible classes following his completion of the employment waiting period under the Group Policy Schedule.
     An Employee is considered full-time if he works for the Employer at least the number of hours in the normal work week established by the Employer, but not less than twenty hours per week. A proprietor or partner of the Employer is considered a full-time Employee if he works at least thirty hours per week in the conduct of the EmployerOs business.

Determination of Coverage Class and Classification: The Policyholder shall determine each individualOs coverage class and classification, but no Employee shall be considered as belonging to more than one coverage class for any one type of insurance under a coverage or more than one classification under a Coverage Schedule applicable to his coverage class. Such determinations shall be made on those dates which are established by the practices of the Policyholder. Any such determination shall be made without discrimination among persons in like circumstance, and shall be final and conclusive.

B.   BECOMING INSURED FOR EMPLOYEE INSURANCE
     This Section applies separately to the Employee Insurance under each coverage and on each basis, contributory or non-contributory.
     An Employee shall be insured from the first day, on or after his date of eligibility, on which he is included in a coverage class for the insurance and the following requirements are simultaneously satisfied:
(1)  If the insurance is contributory, he has requested it of the
Policyholder on a form satisfactory to Prudential      and has agreed
to make the required contributions.
(2)  If any evidence of insurability requirement applies, he has
complied with that requirement. He will be   considered as having
complied as of the date Prudential determines the evidence to be satisfactory.
(3)  He is complying with the active work requirement of the General
Definitions.
(4)  If the Coverage Schedule for the insurance defines as Associated
Protection, he is covered for that      Associated Protection.

     An Employee becoming included in the coverage classes for contributory Employee Insurance under a coverage will be considered as having satisfied requirement (1) above on the date of such inclusion if, on the day before, he was insured for any other contributory Employee Insurance under the Group Policy. The preceding sentence will not apply if (a) such inclusion is effected by an amendment to the Group Policy or if (b) on or before the thirty-first day after such inclusion date, he gives the Policyholder written notice of his election not to become insured for the Employee Insurance under the coverage.

C. EVIDENCE OF INSURABILITY REQUIREMENTS FOR EMPLOYEE INSURANCE
     An employee must furnish evidence of his insurability satisfactory to Prudential in order to become insured for Employee Insurance under a coverage, in any of the following situations:
 (1) Late Participation under Contributory Insurance - He does not
satisfy both requirements (1) and (4) of     Section B of the
Insurance Plan Provisions before the end of the thirty-one day period
immediately following    the first day, on or after his date of
eligibility, on which he is complying with the active work requirement
of   the General Definitions.
(2) Failure to Make Contribution - He requests the insurance after previous termination of any insurance under the Group Policy because of failure to make a required contribution.
(3)  Conversion Privilege Previously Exercised - The insurance is life
insurance and an individual policy of life   insurance obtained by his
exercise of a conversion privilege of the Group Policy is inforce.
(4)  Previous Evidence Requirement - He has not satisfied a previous
requirement that evidence of his   insurability he furnished in order
for him to become insured under a coverage of the Group Policy or any other Prudential group policy which provides or provided insurance for Employees of the Employer.
GRP 31300
GEN A                                   -6-        (4-101)       ED 3-
66        (2E-6)
D.      CHANGES OF EMPLOYEE BENEFITS
     The Employee Insurance benefits for which an Employee is insured will be those for his classification under the applicable Coverage Schedule unless otherwise determined in accordance with this Section.
     This Section applies separately to Employee Insurance under each coverage and on each basis, contributory or non-contributory. It applies unless the applicable Coverage Schedule indicates to the contrary.
     Provisions (1) and (2) below apply when an EmployeeOs classification changes or the benefits applicable to his classification are changed by an amendment to the Group Policy.
(1)  Adjustment of Benefits, other than Amounts under Employee Term
Life Insurance and Accidental Death and      Dismemberment Insurance
     The EmployerOs benefits will not be adjusted until the first day, on or after the date of the change, on which he is complying with the active work requirement of the General Definitions. His benefits will be adjusted on that day to those then applicable to his classification.
(2)  Adjustment of Amounts under Employee Term Life Insurance and
Accidental Death and Dismemberment      Insurance
     (a)  Increase in Amount of Insurance:  The EmployeeOs amount of
insurance will not be increased until        the first day, on or
after the date of the change, on which he is complying with the active
work           requirement of the General Definitions and has
satisfied the requirements listed below.  His amount        of
insurance will be increased on that day to the amount then applicable to his classification.
     Requirements -
     (i) If the insurance is contributory, he is making, or has agreed
to make, the contribution applicable to such           classification.
     (ii) He has, if either of the following situations applies,
furnished Prudential with evidence of his insurability      for the
increase, and Prudential has determined such evidence to be
satisfactory:
     The insurance is contributory and he does not satisfy requirement
(i) above before the end of the thirty-one   day period immediately
following the first day, on or after the date of the change, on which
he is complying     with said active work requirement.
     His amount of insurance on the date immediately prior to the date
of the change was smaller than that     applicable to his
classification on such prior date.
     (b)  Decrease in Amount of Insurance:  The EmployeeOs amount of
insurance will not be decreased until        the date shown below.
His amount of insurance will be decreased on that date to the amount
then           applicable to his classification.
     (i)  Contributory insurance - the later of the date he makes
written request to the Policyholder for the            decrease and
the date of the change.
     (ii) Non-contributory insurance - the first day, on or after the
date of the change, on which he is complying           with the active
work requirement of the General Definitions.
(3)  Coverage under a OPrevious Group CoverageO
     If the Coverage Schedule indicates a previous group coverage for
which the Employee was insured     immediately prior to his becoming
included under that Schedule, provision (2) above shall apply as if his amount of insurance under the previous group coverage had been
provided under the insurance to which that   Schedule applies and as
if his classification were changing on the date of such inclusion.

E.   TERMINATION OF EMPLOYEE INSURANCE
     The Employee Insurance of an Employee under a coverage will automatically terminate when:
(1)  he ceases to be a member of the coverage classes for the
insurance because of termination of employment    (described below) or
for any other reason, or
(2)  his class is no longer included in the coverage classes for the insurance, or
(3)  the provisions of the Group Policy for the insurance terminate,
or
(4)  if the insurance is contributory, any contribution required of
him for any insurance under the Group Policy is   not made when due.
Termination of Employment - For insurance purposes, an EmployeeOs employment will be considered to terminate when he is no longer actively engaged in work on a full-time basis for the Employer. However, if absence from such full-time work is then of a type set forth in the Coverage Schedule for the insurance, the Policyholder may, without discrimination among persons in like circumstances, consider the Employee as not having terminated his employment for insurance purposes and, while such absence is of any such type, as continuing to be a member of the coverage classes for the insurance up to any applicable time limit in the schedule.

GRP 31300
GEN A                                   -7-        (4-101)       ED 3-
66        (2E-6)
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                         GENERAL PROVISIONS
A.   PAYMENT OF PREMIUMS - GRACE PERIOD
     Premiums under the Group Policy are payable by the Policyholder to Prudential, at an office of Prudential or to its authorized representative. There is a premium due and payable on each premium due date specified in the Group Policy Schedule. A grace period of thirty-one days, without interest charge, is allowed for the payment of each premium other than the first. The Policyholder is liable to Prudential for the payment of premiums for the time the Group Policy is inforce.

B.   PREMIUM COMPUTATION - CHANGE OF PREMIUM RATES
     The premium due on each premium due date is the sum of the premium charges for the insurance then provided under the coverages of the Group Policy, determined from the applicable premium rates then in effect and the Employees insured at the periodic intervals established by Prudential. Premiums may be computed by any other method mutually agreeable to the Policyholder and Prudential which produces approximately the same total amount.
     Prudential shall have the right to change premium rates as of (1) any premium due date, provided 31 daysO written notice delivered or mailed to the Policyholder at his last address as it appears on PrudentialOs records has been given, (2) any date an employer becomes or ceases to be included under the Group Policy, and (3) for a coverage, any date the extent or nature of the risk under that coverage, or under any other coverage considered in determining the premium rate for that coverage, is changed by amendment or termination or by reason of any provision of law or any governmental program or regulation. However, the premium rates for insurance under a coverage, or portion separately rates, will not be changed under (1) above before the first policy anniversary nor more than once in any twelve consecutive months, unless otherwise provided in the schedule of premium rates applicable on the Policy Date or in an amendment to the Group Policy. The Policyholder will be notified whenever a change in the premium rates is made.

C.   DIVIDENDS
     The portion, if any, of the divisible surplus of Prudential allocable to the Group Policy at each policy anniversary will be determined annually by PrudentialOs Board of Directors and will be credited to the Group Policy as a dividend on such anniversary, provided the Group Policy is continued in force by the payments of all premiums to such anniversary.
     Any such dividend will be (1) paid to the Policyholder in cash, or, at the PolicyholderOs option, (2) applied to the reduction of the premium then due.
     If the aggregate dividends under the Group Policy and any other group policy or policies issued to the Policyholder should be in excess of the aggregate contributions toward their cost made by the Employer from his own funds, an amount equal to such excess will be applied for the sole benefit of insured persons. Payment of any dividend to the Policyholder will completely discharge the liability of Prudential with respect to that dividend.

D.   TERMINATION OF GROUP POLICY OR OF INSURANCE PROVISIONS
By Failure to Pay Premium: If any premium is not paid within its grace period (as provided in Section A of these General Provisions), the Group Policy will terminate at the end of the grace period. However, if the Policyholder makes written request in advance for termination to take effect at the end of the period for which premiums have been paid or at any time during the grace period, the Group Policy will terminate on the date requested.

By Failure to Maintain Insuring Conditions: Prudential may terminate the provisions of the Group Policy for any insurance under a coverage on any premium due date, if the applicable condition set forth below then exists and notice of intention to terminate has been given to the Policyholder at least thirty-one days in advance.
     Contributory insurance - The Employees insured
     (1) total less than the Minimum Participation Number (see Group Policy Schedule), or
     (2)  are less than seventy-five percent of the eligible
Employees, or
     (3)  are contributing at a rate greater than any maximum
contribution rate for such insurance provided under         the Group
Policy.
     Non-contributory insurance - The Employees insured
     (1)  total less than the Minimum Participation Number or
     (2)  are contributing for such insurance
By Termination of Associated Protection: If the Coverage Schedule for any insurance defines as Associated Protection, the provisions for such insurance will terminated upon termination of the Associated Protection.
GRP 31300
GEN A                                   -8-        (5-103)       ED 3-
66        (1-3)
E.   ASSIGNMENT LIMITATIONS
     Insurance under a coverage is not assignable unless the Coverage
Schedule indicates that it is assignable. An assignment may apply to any right, benefit or privilege of the Employee including, without limiting the generality of the foregoing, any right of the Employee to designate a Beneficiary or to convert to another policy. No responsibility for the validity or sufficiency of any assignment is assumed by Prudential. Prudential shall not be considered to have knowledge of any assignment unless the original or a duplicate is filed with Prudential through the Policyholder.
     If, under an insurance for which the Group Policy allows Beneficiary designations, any amount of insurance becomes payable on account of the death of an Employee and there is, as to such amount of insurance, at the EmployeeOs death an assignment in effect but no Beneficiary designated by the assignee, such amount of insurance will be payable as follows and not as otherwise provided in the Beneficiary Provisions of the Group Policy:
(1)  In the case of a non-collateral assignment, payment will be made
to the assignee, if living, otherwise to the      estate of the
assignee.
(2) In the case of a collateral assignment, payment will be made to the assignee, if living, otherwise to the estate of the assignee, as interest may appear, and payment of the balance, if any, will be made as provided in those Beneficiary Provisions without regard to the paragraph.

F.   EMPLOYEEOS CERTIFICATE
     Prudential will issue to the Policyholder, for delivery to each insured Employee, an individual certificate stating to whom benefits are payable and the essential features of his insurance protection, including any protection and rights upon termination of his insurance and the rights and requirements for establishment and payment of claim.

G.   RECORDS - INFORMATION TO BE FURNISHED - CLERICAL ERROR
     Either the Policyholder or Prudential, as mutually agreed, shall keep a record of the insured Employees containing the essential particulars of the insurance. The Policyholder shall forward the information periodically required by Prudential in connection with the administration of the Group Policy and the determination of the premium rates. All records of the Policyholder and the Employer which have a bearing on the insurance shall be open for inspection by Prudential at any reasonable time.
     Prudential shall not be liable for the fulfillment of any obligation dependent upon such information prior to its receipt in a form satisfactory to Prudential. Incorrect information furnished may be corrected, if Prudential shall not have acted to its prejudice by relying on it. An EmployeeOs insurance under a coverage shall in no event be invalidated by failure of the Policyholder or the Employer, due to clerical error, to record or report the Employee for such insurance.

H.   ENTIRE CONTRACT - INCONTESTABILITY OF POLICY - CHANGES
     The Group Policy, the Application of the Policyholder, and the individual applications, if any, of the persons insured hereunder constitute the entire contract between the parties, and any statement made by the Policyholder shall, in the absence of fraud, be deemed a representation and not a warranty. No such statement shall be used in defense to a claim hereunder unless it is contained in a written application.
     The validity of the Group Policy shall not be contested, except for non-payment of premiums, after it has been in force for one year from its date of issue.
     No change in the Group Policy shall be valid unless approved by an executive officer of Prudential and evidenced by an endorsement on it, or by amendment to it signed by the Policyholder and by an executive officer of Prudential. No agent has authority to change the Group Policy or to waive any of its provisions.
     The Group Policy may be amended at any time, without the consent of the Employees insured under it or any other person having a beneficial interest in it, upon written request made by the Policyholder and agreed to by Prudential., but any such amendment shall be without prejudice to any claim arising prior to the date of change.



GRP 31300
GEN A                                   -9-        (5-103)       ED 3-
66        (1-3)
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
RIDER TO GROUP POLICY NO. G-91660
EFFECTIVE DATE OF RIDER:  AUGUST 1, 1970

A.   BENEFICIARY PROVISIONS
     Any insurance under the Group Policy becoming payable on account of the death of an Employee will be payable to the person designated by him as his Beneficiary on a form satisfactory to Prudential, subject to the facility of payment provision if included under the Coverage Schedule and subject to the Assignment Limitations section of the General Provisions.
     At any time the Employee may, without the consent of his Beneficiary, change the Beneficiary by filing written notice of the change through the Policyholder on a form satisfactory to Prudential. The new designation will take effect on the date the notice was signed, except that it will not apply as to any amount paid by Prudential before receipt of the notice.
     If more than one Beneficiary is designated and in such designation the Employee has failed to specify their respective interests, the Beneficiaries will share equally. Unless otherwise provided in the EmployeeOs Beneficiary designation, the interest of any designated Beneficiary predeceasing the Employee will terminate and will be shared equally by any Beneficiaries who survive the Employee. Any amount of the insurance for which there is no disposition of a terminated interest as provided above, and any other amount of the insurance for which there is no Beneficiary at the death of the Employee, will be payable to the estate of the Employee unless otherwise provided in the Assignment Limitations.

B.   MODE OF SETTLEMENT PROVISIONS
     Subject to the Assignment Limitations, a mode of settlement other than lump sum payment may be arranged for all or a part of the Employee Life Insurance payable under the Group Policy at an EmployeeOs death, in accordance with the following provisions.

Equal Monthly Installments Over a Fixed Period Not to Exceed Ten
Years: The Employee may elect such a settlement during his lifetime by his proper written request to Prudential. The first installment is payable upon receipt of the required proof of death. Each installment will include interest on the unpaid balance at the effective rate of 2 3/4% per annum. PrudentialOs Board of Directors may authorize additional interest. If the Beneficiary dies, the discounted value of any unpaid installments will be paid in one sum to the BeneficiaryOs estate.

Other Arrangements: Any other settlement on which the Employee and Prudential mutually agree may be arranged during the EmployeeOs lifetime. If, at the EmployeeOs death, no settlement has been arranged for an amount of his Employee Life Insurance, the Beneficiary and Prudential may then mutually agree upon any settlement as to such amount.

Availability Conditions: The Beneficiary must be a natural person taking in his own right as an individual and not in a fiduciary capacity. No settlement is available for secondary Beneficiaries unless Prudential specifically consents in writing. The amount of each settlement to a person must not be less than $20,000. A change of Beneficiary will void any previous arrangement of a settlement.

Designation by Beneficiary: A Beneficiary receiving settlement under an arrangement in accordance with any of the above provisions may, if Prudential approves, designate (or change such designation of) a payee or payees to receive in one sum any amount which would otherwise be payable to the BeneficiaryOs estate.

C.   INCONTESTABILITY OF AN INDIVIDUALOS LIFE INSURANCE

     All statements with respect to Life Insurance under the Group Policy made by a person insured therefore shall be deemed representations and not warranties. With respect to each amount of such insurance for which a person is insured., no such statement shall be used in any contest of such insurance unless such statement is contained in an individual application signed by such person and a copy of such application is or has been furnished to him or to his Beneficiary. No statement made by a person insured under the Group Policy relating to his insurability for such insurance shall be used in contesting the validity of the insurance with respect to which such statement was made after such insurance has been in force prior to the contest for a period of two years during his lifetime.
GRP 31300
GEN B-102 ED 3-66                       -10-                     (1-2)
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
RIDER TO GROUP POLICY NO. G-91660
EFFECTIVE DATE OF RIDER:  JANUARY 1, 1980

                   DEPENDENTS INSURANCE PROVISIONS

These provisions apply separately to each coverage under which Dependents Insurance is provided.

A.   DEFINITIONS

Dependents Insurance: Insurance pertaining to the person of a dependent. Under such insurance, a charge will be considered actually made to an Employee if actually made to his qualified dependent.

Qualified Dependent: An EmployeeOs wife, unmarried child, or the husband of an Employee if the Coverage Schedule indicates the inclusion of husbands, excluding in any case --

(1)  a legally separated spouse;
(2) a child nineteen or more years of age unless (a) wholly dependent upon the Employee for support and maintenance and (b) enrolled as a full-time student in an educational institution;
(3) a spouse or child on active duty in any military, naval or air force of any country; and
(4) a spouse or child who is insured for Employee Insurance under the Group Policy.

     An EmployeeOs children include step-children, legally adopted children and foster children, provided they are dependent upon the Employee for support and maintenance.

     A wife is not considered to have qualified dependents while both she and her husband are insured for Employee Insurance under the Group Policy.

B.   BECOMING INSURED FOR DEPENDENTS INSURANCE

     This Section (other than requirement (1) below) applies separately to each qualified dependent an Employee has or acquires.

     The Employee shall be insured with respect to a qualified dependent from the first day, on or after the EmployeeOs date of eligibility, on which the Employee is included in a coverage class for the insurance and the following requirements are simultaneously satisfied:

(1)  If the insurance is contributory, the Employee has requested it
of the Policyholder on a form satisfactory to     Prudential and has
agreed to make the required contributions.

(2)  If any evidence of insurability requirement applies with respect
to the qualified dependent, the    Employee has complied with that
requirement. An Employee will be considered as having complied as of the date Prudential determines the evidence to be satisfactory.

(3) The insurance with respect to the qualified dependent is not being deferred in accordance with Section D of these Dependents
Insurance Provisions.

(4)  The Employee is covered for the Associated Protection defined in
the Coverage Schedule for the      insurance.

     An Employee becoming included in the coverage classes for contributory Dependents Insurance under a coverage will be considered as having satisfied requirement (1) above on the date of such inclusion if, on the day before, he was insured for any other contributory Dependents Insurance under the Group Policy. The preceding sentence will not apply if (a) such inclusion is effected by an amendment to the Group Policy or if (b) on or before the thirty-first day after such inclusion date, he gives the Policyholder written notice of his election not to become insured for the Dependents Insurance under the coverage.
GRP 31300
GEN D-101 ED 3-66                                                (1-
12)
C.   EVIDENCE OF INSURABILITY REQUIREMENTS FOR DEPENDENTS INSURANCE

     An Employee must furnish evidence of the insurability of a qualified dependent satisfactory to Prudential in order to become insured with respect to that dependent, in any of the situations listed below. These requirements shall not apply to any qualified dependent acquired after the Employee becomes insured for Dependents Insurance.

(1)  Late Participation under Contributory Insurance - The Employee
does not satisfy both requirements (1) and   (4) of Section B before
the end of the thirty-one day period immediately following the first
day, on or after    his date of eligibility, on which he has a
qualified dependent.

(2) Failure to Make Contribution - The Employee requests the insurance after previous termination of any insurance under the Group Policy because of failure to make a required contribution.

(3) Previous Evidence Requirement - Neither the Employee nor the dependent has satisfied a previous requirement that evidence of the dependentOs insurability be furnished in order for the dependent to become covered, as a dependent or Employee, under a coverage
of the Group Policy or any other Prudential group      policy which
provides or provided insurance for Employees of the Employer.

D.   DEFERMENTS AS TO QUALIFIED DEPENDENTS

     If any qualified dependent is confined for medical care or treatment either in an institution or at home on the date any Dependents Insurance under a coverage, or adjustment thereof, would otherwise become effective with respect to that dependent, such insurance or adjustment will be deferred until his final medical release from all such confinement.

E.   CHANGES OF DEPENDENTS BENEFITS

     The Dependents Insurance benefits for which an Employee is insured will be those for his classification under the applicable
Coverage Schedule unless otherwise determined in accordance with this Section.

     This Section applies unless the Coverage Schedule indicates to the contrary.

     When an EmployeeOs classification changes or the benefits applicable to his classification are changed by an amendment to the Group Policy, the change will not result in an adjustment of the EmployeeOs benefits with respect to a qualified dependent (including the amount) until the first day, on or after the date of the change, on which the adjustment for that dependent is not being deferred in accordance with Section D of these Dependents Insurance Provisions. Such benefits will be adjusted on that day to those then applicable to the EmployeeOs classification.

F.   TERMINATION OF DEPENDENTS INSURANCE

     An EmployeeOs Dependents Insurance will automatically terminate when:

(1)  he ceases to be a member of the coverage classes for the
insurance because of termination of employment    (described in the
Termination of Employee Insurance section of the Insurance Plan
Provisions) or for any   other reason, or
(2)  his class is no longer included in the coverage classes for the insurance, or
(3)  the provisions of the Group Policy for the insurance terminate,
or
(4)  if the insurance is contributory, any contribution required of
him for any insurance under the Group Policy is   not made when due.

     All of the Dependents Insurance with respect to a particular qualified dependent will automatically terminate if that dependent ceases to be a qualified dependent.


GRP 31300
GEN D-101 ED 3-66                                                (1-
12)
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Rider to Group Policy No.:  G-91660
Effective Date of Rider:  December 31, 1986


                            MODIFICATIONS
                      OF GROUP POLICY SCHEDULE


1. Effective December 1, 1984, the employment waiting period shall be the following period of continuous service on a full-time basis for the Employer:

     One month commencing with the first day of June or December; provided that no such period shall apply to those Employees classified as (1) President, Executive Vice President or Senior Vice President of Northrop Corporation, or (2) elected vice presidents each of whom entered into an employment agreement with the Policyholder.

2. Effective December 31, 1986, the OPolicy AnniversariesO provision set forth in the Group Policy Schedule is replaced by the following:

     Policy Anniversaries
          December 31 of each year, beginning in 1986.


                      _________________________




















GRP 31300
GEN M-101      ED 3-66                                      (G-91660)
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Rider to Group Policy No.:  G-91660
Effective Date of Rider:  August 1, 1970


                            MODIFICATIONS
          OF THE OCHANGES OF EMPLOYEE BENEFITSO SECTION FOR
                       SUPPLEMENTARY INSURANCE
                 UNDER EMPLOYEE TERM LIFE INSURANCE


     The Changes of Employee Benefits section of the Insurance Plan Provisions of the Group Policy is modified for Supplementary Insurance under Employee Term Life Insurance by the following provisions.
Supplementary Insurance is included under Employee Term Life Insurance when so indicated in the Coverage Schedule.

     An EmployeeOs amount of insurance under the insurance to which the Coverage Schedule applies shall not exceed the Nonmedical Maximum under the Coverage Schedule unless otherwise provided below or, by reason of his prior insurance under a previous group coverage, under the Changes of Employee Benefits section.

          If the amount of insurance applicable to the EmployerOs classification exceeds the Nonmedical Maximum, he must furnish evidence of his insurability satisfactory to Prudential in order to have his insurance increased to the amount applicable to his classification. The increase will be effective when Prudential has determined the evidence to be satisfactory and he has satisfied to other applicable requirements of the Changes of Employee Benefits section.

                     ___________________________


















GRP 31300
GEN M-101      ED 3-66                                      (1-1) LIFE
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Rider to Group Policy No.  G-91660           Maximum Contribution Rate
for Employee
Effective Date of Rider:  December 1, 1984        Term Life Insurance:
Employee contributions                                      are not
permitted.

A.   PREMIUM RATE DETERMINATIONS FOR EMPLOYEE TERM LIFE INSURANCE

     Section B (Premium Computation - Change of Premium Rates) of the General Provisions of the Group Policy is modified by the addition of the following paragraphs:
     For the purpose of Employee Term Life Insurance, PrudentialOs right to change premium rates means the right to change the individual rate factors under the following table. At the issuance of this Rider, Prudential has determined a monthly rate per Employee per $1,000 of insurance. This is an average rate obtained by applying such individual rate factors to the amounts of insurance in force at the respective ages, nearest birthday, of all Employees then insured for Employee Term Life Insurance under the Group Policy, and dividing the aggregate amount so obtained by the total amount of insurance. On any date on which Prudential has the right to change such individual rate factors (whether or not exercised) Prudential or the Policyholder may require that the monthly rate per Employee per $1,000 of insurance be correspondingly redetermined according to the age distribution of insurance and the individual rate factors then in effect.

Initial Table of Individual Rate Factors Per $1,000 of Employee Term
                           Life Insurance

   Age   Monthly   Age  Monthly   Age    Monthly  Age     Monthly
 Nearest   Rate  Nearest  Rate  Nearest    Rate Nearest     Rate
 Birthday Factor BirthdayFactor Birthday  FactorBirthday   Factor
        Male Female    Male Female     MaleFemale         MaleFemale
    15  .13   .05   32 .21   .12    49 1.01 .46    65     3.80 1.51
    16  .16   .06   33 .22   .13    50 1.12 .50    66     4.11 1.70
    17  .18   .07   34 .23   .14    51 1.24 .55    67     4.48 1.95
    18  .20   .07   35 .24   .14    52 1.38 .60    68     4.89 2.24
    19  .21   .07   36 .25   .15    53 1.53 .66    69     5.34 2.56
    20  .22   .07   37 .27   .16    54 1.71 .73    70     5.81 2.92
    21  .24   .07   38 .30   .17    55 1.91 .82    71     6.32 3.32
    22  .24   .07   39 .33   .20    56 2.15 .93    72     6.84 3.74
    23  .24   .07   40 .37   .23    57 2.44 1.06   73     7.38 4.21
    24  .22   .08   41 .42   .26    58 2.77 1.22   74     7.95 4.71
    25  .21   .08   42 .47   .29    59 3.15 1.41   75     8.56 5.22
26 .20  .08    43  .53 .32    60   2.191.06  76   9.24    5.78
    27  .19   .09   44 .59   .34    61 2.53 1.11   77    10.00 6.42
    28  .19   .09   45 .66   .36    62 2.88 1.18   78    10.86 7.15
    29  .19   .10   46 .74   .38    63 3.20 1.26   79    11.81 7.96
    30  .20   .11   47 .83   .40    64 3.51 1.36   80    12.83 8.85
    31  .20   .12   48 .92   .43

     Rate factors for ages not shown will be furnished by Prudential upon request.

B.   ADJUSTMENTS IN EMPLOYEE TERM LIFE INSURANCE BECAUSE OF AGE
MISSTATEMENTS

     If the age of an Employee insured for Employee Term Life Insurance under the Group Policy is found to have been misstated, the premium charge applicable to such insurance of the Employee shall then be adjusted to the amount required on the basis of the EmployeeOs correct age. If such adjustment results in an increased premium, the difference between the premium actually paid and the premium required on the basis of the correct age shall be paid by the Policyholder upon notice from Prudential of the amount due. If such adjustment results in a decreased premium, Prudential shall refund to the Policyholder the difference between the premium actually paid and the premium required on the basis of the correct age. Such insurance of the Employee shall remain unchanged if its amount does not depend upon age. If the change in age affects such insurance of the Employee, the amount shall be corrected accordingly and the premium adjustment shall take such correction into account.
GRP 31300
GEN M-102                                                   (1-4) LIFE
C.   MAXIMUM EMPLOYEE CONTRIBUTIONS FOR EMPLOYEE TERM LIFE  INSURANCE

     The contributions, if any, required of an Employee for Employee Term Life Insurance under the Group Policy shall not exceed the Maximum Contribution Rate shown in this Rider for the insurance.








































GRP 31300
GEN M-102                                                   (1-4) LIFE
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Rider to Group Policy No.  G-91660
Effective Date of Rider:  January 1, 1972


      PREMIUM RATE REDETERMINATIONS ON ACCOUNT OF SUPPLEMENTARY
            INSURANCE UNDER EMPLOYEE TERM LIFE INSURANCE

Section B (Premium Computation - Change of Premium Rates) of the
General Provisions of the Group Policy is modified for Employee Term Life Insurance by the addition of the following paragraphs:

     On any premium due date occurring at or subsequent to the time any Employee first becomes insured for Primary Supplementary Insurance or the time Supplementary Insurance is terminated on any Employee but prior to the date a redetermination of the premium rate for Employee Term Life Insurance is next made pursuant to any other provisions of the Group Policy, Prudential or the Policyholder may require that the applicable premium rate be determined for premiums applying to the Employee Term Life Insurance on and after the date of such redetermination. In making any such redetermination, the ages of the Employees insured for Supplementary Insurance Primary only of both Primary and Secondary and the distribution of such insurance at the time of such redetermination will be used with respect to Supplementary Insurance. However, as to any other Employee Term Life Insurance, it will be assumed that the age and distribution of insurance data is the same as that used in the last Employee Term Life Insurance premium rate determination.

     The right to have redeterminations of the premium rate made in accordance with the above paragraph will not affect the right to have redeterminations made pursuant to other provisions of the Group
Policy.

     For the purpose of the above paragraphs, an EmployeeOs amount of Supplementary Insurance will, up to and including an amount thereof equal to the applicable Primary Supplementary Insurance Maximum shown below, be considered to be Primary Supplementary Insurance. The portion, if any, of his amount of such Supplementary Insurance which is in excess of such Maximum will be considered to be Secondary Supplementary Insurance.

     Primary Supplementary Insurance Maximum:     $600,000.

                       _______________________










GRP 31300
GEN M-103      ED 3-66                                       (1-1)
LIFE
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Rider to Group Policy No.  G-91660
Effective Date of Rider:  August 1, 1970


                            MODIFICATIONS
                      OF GENERAL PROVISIONS FOR
               EMPLOYEE LONG TERM DISABILITY INSURANCE


     The General Provisions of the Group Policy are modified for Employee Long Term Disability Insurance by the following provisions.

A.   MODIFICATION OF SECTION B (PREMIUM COMPUTATION - CHANGE OF
PREMIUM RATES) OF THE GENERAL PROVISIONS.

     No premium charge for Employee Long Term Disability Insurance shall be made for any insured Employee while he is totally disabled and entitled to benefits under such insurance after the applicable Elimination Period.

B.   TERMINATION OF EMPLOYEE LONG TERM DISABILITY INSURANCE
PROVISIONS.

     Prudential may also terminate the provisions of the Group Policy for any Employee Long Term Disability Insurance under a coverage on any premium due date occurring one year or more after the effective date of this Rider, by giving written notice to the Policyholder at least sixty days in advance.




















GRP 31300
GEN M-108      ED 3-67                                       (2N-1)
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Coverage Rider to Group Policy No.  G-91660
Effective Date of Rider:  January 1, 1982

                         EMPLOYEE TERM LIFE

A.   DEATH BENEFIT WHILE A COVERED INDIVIDUAL.
     If the Employee dies while a covered individual, the amount of insurance under this Coverage is payable when Prudential receives due written proof of death.

B.   DEATH BENEFIT DURING CONVERSION PERIOD.
     This benefit is payable if the Employee dies within thirty-one days after ceasing to be a covered individual and while entitled
(under Section C) to a conversion of insurance under this Coverage to an individual policy.

C.   CONVERSION PRIVILEGE.
     An Employee ceasing to be a covered individual may convert the insurance under this Coverage to an individual policy of life insurance, without evidence of insurability, if the Employee then ceases to be insured for term life insurance under the Group Policy by reason of --
(1) termination of the EmployeeOs membership in the classes eligible for such insurance or
(2) termination, by amendment of otherwise, of the provisions for such insurance as to the eligible class of which the Employee is a member, provided that either
     (a)  the Employee is totally disabled (as described below) at the
date of such termination and remains so           disabled until the
effective date of the individual policy, or
     (b)  the Employee does not satisfy the requirements of provision
(a) but at the date of such termination           has been insured
under such provisions (or under such provisions and any Prudential
rider or group           policy replaced by such provisions) for at
least five years prior to such termination date.
Any such conversion shall be subject to the remainder of this Section.

Availability:  The individual policy will be issued only if written
application and the first premium payment for it are   made to
Prudential within thirty-one days after such cessation.
Individual Policy Requirements: The individual policy must conform to the following --
     Amount -- not in excess of the amount of the EmployeeOs insurance
under this coverage at such cessation.       Furthermore, if such
cessation occurs by reason of termination, by amendment or otherwise,
of the term life    insurance provisions of the Group Policy as the
EmployeeOs class, the total amount of individual insurance obtainable with respect to all of the EmployeeOs life insurance then terminating under the Group Policy shall in no event exceed the lesser of (1) the total amount of such insurance then terminating, reduced by the coverage issued by any insurance carrier within thirty-one days
thereafter, and (2) $2,000.  However, in the      case of an Employee
who is totally disabled (as described below) at the date of such
termination and     remains so continuously so disabled until the
effective date of the individual policy, (a) the reduction in item O(1)O of the preceding sentence applies only to the extent the
Employee becomes insured under the      succeeding coverage within the
thirty-one days, and (b) item O(2)O of that sentence does not apply.
     Form -- any form of life insurance policy, other than term insurance or any policy containing disability or other supplementary benefits, then customarily issued by Prudential at the age and amount applied for.
     Premium -- based on PrudentialOs rate applicable to its form and
amount, to the class of risk to which the    Employee belongs, and to
the EmployeeOs attained age on its effective date.
     Effective Date -- at the end of the thirty-one day period during which application for it may be made.
Total Disability of an Employee: Exists only while both of the following are satisfied --
(1)  The Employee is not engaged in any gainful occupation.
(2)  The Employee is completely unable, due to sickness or injury or
both, to engage in any and every gainful     occupation for which that
person is reasonable fitted by education, training or experience.
                   ______________________________

     Any death benefit provided under a section of this Coverage is payable in accordance with that section and the Group PolicyOs
Beneficiary and Mode of Settlement provisions.
                   ______________________________
31300                                             Group Employee Term
Life Insurance
LIFE R-621                                        Coverage LIFE 621 (6-
1)
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                        COVERAGE SCHEDULE #1
                  FOR EMPLOYEE TERM LIFE INSURANCE

Effective November 1, 1990
Made a Part of Employee Term Life Insurance Coverage LIFE 621 (6-1) Under Group Policy No. G-91660

Coverage Classes:
All Officers except (1) Assistant Corporate Officers, (2) the Chairman of the Board and Chief Executive Officer and (3) the President and Chief Operating Officer of Northrop Corporation.

Insurance Provided:
Employee Insurance on the following assets --  [    ] Contributory
[ X ] Non-contributory

Amount of Insurance applicable to each EmployeeOs Benefit Class:*

     Benefit Classes                         Amount of Insurance**

     All Employees, according to
     Annual Earnings, as follows:

     Less than
$35,000.......................................................
$100,000
     $  35,000 or more but less than $45,000.....................
$120,000
     $  45,000 or more but less than $55,000.....................
$150,000
     $  55,000 or more but less than $65,000.....................
$180,000
     $  65,000 or more but less than $75,000.....................
$210,000
     $  75,000 or more but less than $85,000.....................
$240,000
     $  85,000 or more but less than $95,000.....................
$270,000
     $  95,000 or more but less than $105,000...................
$300,000
     $105,000 or more but less than $125,000...................
$345,000
     $125,000 or more but less than $145,000...................
$405,000
     $145,000 or more but less than $165,000...................
$465,000
     $165,000 or more but less than $185,000...................
$525,000
     $185,000 or more but less than $205,000...................
$555,000
     $205,000 or
more........................................................
$600,000

Supplementary Insurance -- The amount of insurance applicable to an EmployeeOs classification includes Supplementary Insurance if that amount exceeds the Basic Insurance maximum of $400,000. An EmployeeOs amount of Supplementary Insurance is the excess, if any, of the amount of insurance for which he is insured over the Basic Insurance Maximum.

  *See reverse side
**See reverse side

                                              (Coverage Schedule
continued)

GRP 31300
LIFE U-101          ED 3-66                            (G-91660)
(1-2)
                   COVERAGE SCHEDULE  (Continued)

Amount of Insurance applicable to each EmployeeOs Benefit Class:
(Continued)

*    Notwithstanding any provisions other than the OAge LimitationO
paragraph of the Group Policy      to the contrary, the following
shall apply to each Employee who on July 31, 1976, was covered   under
the coverage of which this Coverage Schedule is made a part for an
amount of insurance      other than the Amount of Insurance provided
for the Employee under this Coverage Schedule:
          While the employee remains insured under the Coverage of
which this Coverage      Schedule is made a part, the EmployeeOs
Amount of Insurance shall be an amount equal to the    Amount of
Insurance for which the Employee was insured on July 31, 1976.  This
provision      will cease to apply to an Employee on and after any
change in the EmployeeOs classification to a      classification for
which an Amount of Insurance is provided under this Coverage Schedule
which     is equal to or larger than the Amount of Insurance for which
the Employee was insured on July   31, 1976.

**   If an Employee becomes a covered individual under the Coverage of
which this Coverage      Schedule is made a part within thirty-one
days after he ceases to be insured for employee term   life insurance
under another Group Policy issued to Northrop Corporation (or a subsidiary or affiliate of Northrop Corporation), hereinafter
referred to as a Oprior coverage,O then during said    thirty-one day
period his amount of insurance shall be the amount for which he would
otherwise      be insured for under this Coverage Schedule reduced by
the amount of death benefit, if any,    provided with respect to the
employee under the prior coverage during said thirty-one day period.

Age Limitation -- Applicable to All Employees except (1) Executive Vice President or Senior Vice President of Northrop Corporation and
(2) Vice President or Group Vice President elected by the Board of Directors -- On and after the EmployeeOs attainment of the Limiting Age shown below, his amount of insurance shall be 20% of the amount for which he would then be insured without regard to any retirement reduction of limitation. The Changes of Employee Benefits section of the Insurance Plan Provisions will not apply to any reduction provided by this limitation.
     Limiting Age -- The EmployeeOs age on the day he is retired by the Employer. For the purpose of this definition, an Employee shall not be considered as becoming retired, prior to age 65, while absent from work on account of his disability for less than one year.

Age Limitation -- Applicable to (1) Executive Vice President or Senior Vice President of Northrop Corporation and (2) Vice President or Group Vice President elected by the Board of Directors -- On or after the EmployeeOs attainment of the Limiting Age shown below, his amount of insurance shall be the Limited Percentage for that Age of the amount for which he would then be insured without regard to any retirement reduction or limitation. The Changes of Employee Benefits section of the Insurance Plan Provisions will not apply to any reduction provided by this limitation.
     Limiting Age -- The EmployeeOs age on the day he is retired by the Employer. For the purpose of this definition, an Employee shall not be considered as becoming retired, prior to age 65, while absent from work on account of his disability for less than one year.
     Limited Percentage -- The Limited Percentage shall be selected by the Employee on his date of retirement. He may select 10% or 20% as his Limited Percentage. But once the Employee has selected his Limited Percentage, he may not change it. If the Employee does not select a Limited Percentage, the Limited Percentage will be 20%.
                                              (Coverage Schedule
continued)
GRP 31300
LIFE U-101          ED 3-66                            (G-91660)
(1-2)
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                        COVERAGE SCHEDULE #1
                  FOR EMPLOYEE TERM LIFE INSURANCE

Effective November 1, 1990
Made a Part of Employee Term Life Insurance Coverage LIFE 621 (6-1) Under Group Policy No. G-91660

                              CONTINUED

The Changes of Employee Benefits section of the Insurance Plan
Provisions is:
Applicable except to the extent, if any, indicated under Amount of Insurance.

Previous Group Coverage (under provision (3) of the Changes of
Employee Benefits section):
[    ] None    [    ]

Assignment:
The insurance is assignable.

Continuance in Coverage Classes During Absence from Full-time Work:
The types of absences and time limits referred to in the Termination of Employee Insurance section of the Insurance Plan Provisions for considering an Employee as continuing to be a member of the coverage classes are --

     Type of Absence from
          Full-time Work                     Time Limit

Leave of absence                             Two years

Family leave of absence                      End of the fourth policy
month following
                                        the policy month in which the
Employee
                                        ceased to be actively engaged
in work on a
                                        full-time basis

Temporary lay-off, for reasons                    End of the third
policy month following
     other than disability                        the policy month
during which lay-off
                                        commences, except that if
prior thereto the
                                        Employee becomes a member of
any                                     military, naval or air force
of any country at
                                        war, declared or undeclared,
then the later of
                                        (a) the date he becomes a
member of such
                                        military, naval or air force
and (b) the end
                                        of the policy month following
the policy
                                        month during which leave or
lay-off
                                        commences.

Disability, part-time employment                  None.
     or retirement
Facility of Payment: At its option, Prudential may pay up to $500.00 of an EmployeeOs insurance to any person appearing to it to be equitably entitled to payment because of expense incurred in connection with the EmployeeOs burial. The liability of Prudential shall be discharged to the extent of any amount so paid.
GRP 31300
LIFE U-101          ED 3-66                            (G-91660)
(1-2)
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                        COVERAGE SCHEDULE #1
                  FOR EMPLOYEE TERM LIFE INSURANCE

Effective November 1, 1990
Made a Part of Employee Term Life Insurance Coverage LIFE 621 (6-1) Under Group Policy No. G-91660

Coverage Classes:
All Employees of Northrop Corporation classified as OChairman of the Board and Chief Executive OfficerO and OPresident and Chief Operating Officer.O

Insurance Provided:
Employee Insurance on the following basis -- [    ] Contributory [X]
Non-contributory

Amount of Insurance applicable to each EmployeeOs Benefit Class:

     Benefit Classes                              Amount of Insurance*

     Chairman of the Board and Chief Executive
Officer.......................$1,000,000

     President and Chief Operating
Officer...................................      .....$  780,000

*    If an Employee becomes a covered individual under the Coverage of
which this Coverage Schedule is made    a part within thirty-one days
after he ceases to be insured for employee term life insurance under
another   Group Policy issued to Northrop Corporation (or a subsidiary
or affiliate of Northrop Corporation), hereinafter     referred to as
a Oprior coverage,O then during said thirty-one day period his amount
of insurance shall be the     amount for which he would otherwise be
insured for under this Coverage Schedule reduced by the amount of death benefit, if any, provided with respect to the employee under the
prior coverage during said thirty-one   day period.

Supplementary Insurance -- The amount of insurance applicable to an EmployeeOs classification includes Supplementary Insurance if that amount exceeds the Basic Insurance maximum of $400,000. An EmployeeOs amount of Supplementary Insurance is the excess, if any, of the amount of insurance for which he is insured over the Basic Insurance Maximum. The Supplementary Insurance is subject to the OModifications of the OChanges of Employee BenefitsO Section for Supplementary Insurance under Employee Term Life InsuranceO of the Group Policy.
The Non-medical Maximum referred to in the Modifications is $600,000.

Age Limitation (Applicable to the Chairman of the Board and Chief Executive Officer of Northrop Corporation classified as ORetiredO by the Policyholder) -- In the limitation period for each Limiting Age shown below, the EmployeeOs amount of insurance shall be the Limited Amount (for that Age). The limitation period for a Limiting Age begins with the date he becomes insured under the coverage if he is then that Age or more, and otherwise begins with the date he attains that Age. That limitation period will terminate immediately prior to the limitation period for any subsequent Limiting Age. The Changes of Employee Benefits section of the Insurance Plan Provisions will not apply to any reduction provided by this limitation.
                                              (Coverage Schedule
continued)
GRP 31300
LIFE U-101          ED 3-66                            (G-91660)
(1-2)
                    COVERAGE SCHEDULE (Continued)

Amount of Insurance applicable to each EmployeeOs Benefit Class:
(Continued)

Age Limitation (Applicable to the Chairman of the Board and Chief
Executive Officer of Northrop Corporation classified as ORetiredO by the Policyholder) -- (Continued)

     Limiting Age                                 Limited Amount

65, or if later, the EmployeeOs age on the date
$450,000
of his retirement by the Policyholder

66, or if later, the EmployeeOs age on the date
$400,000
of his retirement by the Policyholder

67, or if later, the EmployeeOs age on the 2nd
$350,000
anniversary of his retirement by the Policyholder

68, or if later, the EmployeeOs age on the 3rd
$300,000
anniversary of his retirement by the Policyholder

69, or if later, the EmployeeOs age on the 4th
$250,000
anniversary of his retirement by the Policyholder

Age Limitation (Applicable to the President and Chief Operating Officer of Northrop Corporation classified as ORetiredO by the Policyholder) -- On and after the EmployeeOs attainment of the Limiting Age shown below and during each Limitation Period shown below, his amount of insurance shall be the Limited Amount shown below. The Changes of Employee Benefits section of the Insurance Plan Provisions will not apply to any reduction provided by this limitation.
     Limiting Age -- the EmployeeOs age on the day of his retirement by the Employer.

     Limitation Period                            Limited Amount

a.   One year beginning with the day of the
     EmployeeOs retirement by the Policyholder              $450,000

b.   One year beginning with the termination
     of item Oa.O above.                          $400,000

c.   One year beginning with the termination
     of item Ob.O above.                          $350,000

d.   One year beginning with the termination
     of item Oc.O above.                          $300,000

e.   One year beginning with the termination
     of item Od.O above.                          $250,000
                                              (Coverage Schedule
continued)
GRP 31300
LIFE U-101          ED 3-66                            (G-91660)
(1-2)
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                        COVERAGE SCHEDULE #2
                  FOR EMPLOYEE TERM LIFE INSURANCE

Effective November 1, 1990
Made a Part of Employee Term Life Insurance Coverage LIFE 621 (6-1) Under Group Policy No. G-91660
                              CONTINUED

The Changes of Employee Benefits section of the Insurance Plan
Provisions is:
Applicable except to the extent, if any, indicated under Amount of Insurance.

Previous Group Coverage (under provision (3) of the Changes of
Employee Benefits section):
[ X ] None     [    ]

Assignment:
The insurance is assignable.

Continuance in Coverage Classes During Absence from Full-time Work:
The types of absences and time limits referred to in the Termination of Employee Insurance section of the Insurance Plan Provisions for considering an Employee as continuing to be a member of the coverage classes are --

     Type of Absence from
          Full-time Work                     Time Limit

Leave of absence                             Two years

Family leave of absence                      End of the fourth policy
month following
                                        the policy month in which the
Employee
                                        ceased to be actively engaged
in work on a
                                        full-time basis

Temporary lay-off, for reasons                    End of the third
policy month following
     other than disability                        the policy month
during which lay-off
                                        commences, except that if
prior thereto the
                                        Employee becomes a member of
any                                     military, naval or air force
of any country at
                                        war, declared or undeclared,
then the later of
                                        (a) the date he becomes a
member of such
                                        military, naval or air force
and (b) the end
                                        of the policy month following
the policy
                                        month during which leave or
lay-off
                                        commences.

Disability, part-time employment                  None.
     or retirement
Facility of Payment: At its option, Prudential may pay up to $500.00 of an EmployeeOs insurance to any person appearing to it to be equitably entitled to payment because of expense incurred in connection with the EmployeeOs burial. The liability of Prudential shall be discharged to the extent of any amount so paid.
GRP 31300
LIFE U-101          ED 3-66                            (G-91660)
(1-2)
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                        COVERAGE SCHEDULE #3
                  FOR EMPLOYEE TERM LIFE INSURANCE

Effective January 1, 1992
Made a Part of Employee Term Life Insurance Coverage LIFE 621 (6-1) Under Group Policy No. G-91660

Coverage Classes:
All Employees who are classified as Non-Officer Executives whose annual earnings are (1) $111,000 or more.

Insurance Provided:
Employee Insurance on the following basis -- [    ] Contributory [X]
Non-contributory

Amount of Insurance applicable to each EmployeeOs Benefit Class:*

     Benefit Classes                              Amount of
Insurance**

     All Employees, according to
     Annual Earnings, as follows:

     $  60,000 or more but less than $  70,000
$130,000
     $  70,000 or more but less than $  80,000
$150,000
     $  80,000 or more but less than $  90,000
$170,000
     $  90,000 or more but less than $100,000
$190,000
     $100,000 or more but less than $110,000                $210,000
     $110,000 or more but less than $120,000                $230,000
     $120,000 or more but less than $130,000                $250,000
     $130,000 or more but less than $140,000                $270,000

* Notwithstanding any provisions of the Group Policy to the contrary, the following shall apply to each Employee who on July 31, 1976, was covered under the coverage of which this Coverage
Schedule is made a part for an amount of insurance other than the Amount of Insurance provided for the Employee under this Coverage
Schedule:
          While the Employee remains insured under the Coverage of
which this Coverage                Schedule  is made a part, the
EmployeeOs Amount of Insurance shall be an amount equal          to
the Amount of Insurance for which the Employee was insured on July 31,
1976.  This         provision will cease to apply to an Employee on
and after any change in the EmployeeOs       classification to a
classification for which an Amount of Insurance is provided under this Coverage Schedule which is equal to or larger than the Amount of
Insurance for which           the Employee was insured on July 31,
1976.
**   See next page.

                                              (Coverage Schedule
continued)
GRP 31300
LIFE U-101          ED 3-66                            (G-91660)
(1-2)
                    COVERAGE SCHEDULE (Continued)

Amount of Insurance applicable to each EmployeeOs Benefit Class:
(Continued)

**   If an Employee becomes a covered individual under the Coverage of
which this Coverage Schedule is made    a part within thirty-one days
after he ceases to be insured to employee term life insurance under
another   Group Policy issued to Northrop Corporation (or a subsidiary
or affiliate of Northrop Corporation), hereinafter     referred to as
a Oprior coverage,O then during said thirty-one day period his amount
of insurance shall be the     amount for which he would otherwise be
insured for under this Coverage Schedule reduced by the amount of death benefit, if any, provided with respect to the Employee under the
prior coverage during said thirty-one   day period.

The Changes of Employee Benefits section of the Insurance Plan
Provisions is:
Applicable except to the extent, if any, indicated under Amount of Insurance.

Previous Group Coverage (under provision (3) of the Changes of
Employee Benefits section):
[ X ] None     [    ]

Assignment:  The insurance is assignable.

Continuance in Coverage Classes During Absence from Full-time Work:
The types of absences and time limits referred to in the Termination of Employee Insurance section of the Insurance Plan Provisions for considering an Employee as continuing to be a member of the coverage classes are --

     Type of Absence from
          Full-time Work                     Time Limit

Leave of absence                             Two years

Family leave of absence                           End of the fourth
policy month following
                                        the policy month in which the
Employee
                                        ceased to be actively engaged
in work on a
                                        full-time basis

Temporary lay-off, for reasons                         End of the
third policy month following
     other than disability                        the policy month
during which lay-off
                                        commences, except that if
prior thereto the
                                        Employee becomes a member of
any                                          military, naval or air
force of any country at
                                        war, declared or undeclared,
then the later of
                                        (a) the date he becomes a
member of such
                                        military, naval or air force
and (b) the end
                                        of the policy month following
the policy
                                        month during which leave or
lay-off
                                        commences.

Disability, part-time employment                  None.
     or retirement

Facility of Payment: At its option, Prudential may pay up to $500.00 of an EmployeeOs insurance to any person appearing to it to be equitably entitled to payment because of expense incurred in connection with the EmployeeOs burial. The liability of Prudential shall be discharged to the extent of any amount so paid.

GRP 31300
LIFE U-101          ED 3-66                            (G-91660)
(1-2)
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Rider to Group Policy No. G-91660
Effective Date of Rider:  January 1, 1982
Made a Part of Coverage LIFE 621 (6-1)


        CONVERSION PRIVILEGE IN THE EVENT OF CERTAIN EMPLOYEE
                   TERM LIFE INSURANCE REDUCTIONS

     An Employee whose Employee Term Life Insurance under the Coverage is subject to a reduction as specified below may convert the amount of such reduction to an individual policy of life insurance, without evidence of insurability, subject to the remainder of this Privilege.

Conditions for Conversion:  Both of the following --
(1)  The reduction occurs, in accordance with the provisions of the
Group Policy, because the     Employee attains a specific age or
because he is retired by the Employer, provided, in either event, the reduction occurs on or after the date he is so retired.
(2)  Written application and the first premium payment for the
individual policy are made to      Prudential within thirty-one days
after such reduction.

Individual Policy Requirements: Same as would apply under the section OConversion PrivilegeO of the Coverage were his membership in the classes eligible for the insurance terminating on the date of such reduction, except that the amount of the individual policy shall not exceed the amount of the reduction.

Death Benefit during Conversion Period: This benefit is payable if the Employee dies within thirty-one days after a reduction specified above and while entitled under this privilege to a conversion of such reduction.
     An amount equal to that which might have been issued under the individual policy is payable when Prudential receives due written proof of death, whether or not he applied for conversion.

                       ______________________













GRP 31300
LIFE T-101          ED 3-66
(1-1)
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Coverage Rider to Group Policy No.  G-91660
Effective Date of Rider:  August 1, 1970
                        DEPENDENTS TERM LIFE
A.   DEATH BENEFIT WHILE A COVERED INDIVIDUAL.
     If a dependent dies while a covered individual, the amount of insurance on the dependent under this Coverage is payable when
Prudential receives due written proof of death.

B.   DEATH BENEFIT DURING CONVERSION PERIOD.
Death of Spouse: A benefit is payable under this Subsection if the EmployeeOs spouse dies within thirty-one days after ceasing to be a covered individual and while entitled (under Section C) to a conversion of insurance to an individual policy.
     An amount equal to that which might have been issued under the individual policy is payable under the Group Policy when Prudential receives due written proof of death, whether or not application for conversion has been made.
Death of Child: A benefit is payable under this Subsection if a child of the Employee dies within thirty-one days after ceasing to be a covered individual, provided that the child ceased to be a covered individual by reason of termination of the EmployeeOs membership in the classes eligible for Dependents Term Life Insurance under the Group Policy.
     The amount of insurance on the child under this Coverage immediately prior to such cessation is payable when Prudential receives due written proof of death.

 C.  CONVERSION PRIVILEGE FOR SPOUSE.
     A dependent spouse ceasing to be a covered individual may have the insurance on him under this Coverage converted to an individual policy of life insurance, without evidence of insurability, if the Employee then ceases to be insured for Dependents Term Life Insurance under the Group Policy with respect to the spouse for any reason other than:
(1) termination, by amendment or otherwise, of the provisions for such insurance as to the eligible class of which the Employee is a member, unless at the date of such termination the Employee has been
so insured with     respect to the spouse under such provisions (or
under such provisions and any Prudential rider or group policy replaced by such provisions) for at least five years prior to such termination date, or
(2) the EmployeeOs failure to make any required contribution for insurance under the Group Policy.
Any such conversion shall be subject to the remainder of this Section.

Availability:  The individual policy will be issued only if written
application and the first premium payment for it are   made to
Prudential within thirty-one days after such cessation.
Individual Policy Requirements: The individual policy must conform to the following --
     Amount -- not in excess of the amount insurance on the spouse
under this Coverage at such cessation.       Furthermore, if such
cessation occurs by reason of termination, by amendment or otherwise,
of the    Dependents Term Life Insurance provisions of the Group
Policy as to the EmployeeOs class, the total amount    of individual
insurance obtainable with respect to all the Dependents Term Life Insurance on the spouse then terminating under the Group Policy shall in no event exceed the lesser of (1) the total amount of such insurance then terminating, reduced by the amount of any life insurance for which the Employee is or becomes eligible with respect to the spouse under any group life insurance coverage issued by any
insurance      carrier within thirty-one days thereafter, and (2)
$2,000.
     Form -- any form of life insurance policy, other than term insurance or any policy containing disability or other supplementary benefits, then customarily issued by Prudential at the age and amount applied for.
     Premium -- based on PrudentialOs rate applicable to its form and
amount, to the class of risk to which the    spouse belongs, and to
the spouseOs attained age on its effective date.
     Effective Date -- at the end of the thirty-one day period during which application for it may be made.
                   ______________________________
     Any death benefit provided under a section of this Coverage is payable to the Employee, if living at the death of the dependent. If the Employee predeceased the dependent, the death benefit is payable to the estate of the dependent or, at PrudentialOs option, to any one of the following surviving relatives of the dependent: wife, husband, mother, father, children, brothers or sisters.
______________________________
31300                                             Group Dependents
Term Life Insurance
DEPL R-101                              -32-      Coverage DEPL 101 (1-
1)
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                         COVERAGE SCHEDULE A
                 FOR DEPENDENTS TERM LIFE INSURANCE

Effective January 1, 1981
Made a Part of Dependents Term Life Insurance Coverage DEPL 101 (1-1) Under Group Policy No. G-91660

Coverage Classes:
All Corporate Officers of Northrop Worldwide Aircraft Services, Inc.

Insurance Provided:
Dependents Insurance on the following basis --    [   ] Contributory
                                   [X]  Non-contributory
     Husbands are included as qualified dependents.
     Associated Protection:  Employee Term Life Insurance under the
Group Policy.

Amounts of Insurance applicable to each EmployeeOs Benefit Class:
An EmployeeOs benefit class is determined by the classification of his dependents below.

     Dependents Classification                    Amount of Insurance*
**

     EmployeeOs Spouse                            $2,500
     EmployeeOs children 14 days or over
          but less than 19 years of age                $1,000

*    If the qualified dependent of an Employee becomes a covered
individual under the Coverage      within thirty-one days after
ceasing to be a covered individual for dependents term life insurance under another Group Policy issued to Northrop Corporation (or a
subsidiary or affiliate of    Northrop Corporation), hereinafter
referred to as a Oprior coverageO, then, during said thirty-one day period, the amount of insurance for which the Employee is insured
under this Coverage      Schedule with respect to said qualified
dependent during said thirty-one day period shall be the    amount for
which he would otherwise be insured under this Coverage Schedule with
respect to     said qualified dependent reduced by the amount of death
benefit, if any, provided with respect to    said qualified dependent
under the prior coverage during said thirty-one day period.

**   Insurance terminates at age 65.

The Changes of Dependents Benefits section of the Dependents Insurance Provisions is: Applicable.

Assignment:  The insurance is assignable only as a gift assignment.

Continuance in Coverage Classes During Absence from Full-time Work:
Continuance during such absence shall be for the same time, if any, that the Employee is considered as continuing to be a member of the coverage classes for the Associated Protection.

Group 31300
DEPL U-101          ED 3-66
(1-2)
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                          COVERAGE SCHEDULE
                 FOR DEPENDENTS TERM LIFE INSURANCE

Effective March 1, 1983
Made a Part of Dependents Term Life Insurance Coverage DEPL 101 (1-1) Under Group Policy No. G-91660

Coverage Classes:
All Northrop Corporation Officers and Non-Officer Executives whose enrolled earnings are (1) $65,000 or more or (2) less than $65,000 who were insured under this coverage February 28, 1983, but excluding, in any case, Wilcox Electric, Inc., Defense Systems Division, Northrop Services, Inc., Precision Products Division of Tactical Electronics Systems Group, and Northrop Worldwide Aircraft Services, Inc.

Insurance Provided:
Dependents Insurance on the following basis --                   [X]
Contributory
                                              [   ] Non-contributory
     Husbands are included as qualifying dependents.
     Associated Protection:  Employee Term Life Insurance under the
Group Policy.

Amounts of Insurance applicable to each EmployeeOs Benefit Class:
An EmployeeOs benefit class is determined by the classification of his dependents below.

     Dependents Classification                         Amount of
Insurance*

     EmployeeOs
spouse................................................................
 ........................................     $3,750.00
     EmployeeOs children according to
          attained age, as follows:
          14 days or over but less than 6
months..............................................       500.00
            6 days or
over..................................................................
 ..............................      3,750.00

* If the qualified dependent of an Employee becomes a covered individual under the Coverage within thirty- one days after ceasing to be a covered individual for dependents term life insurance under another Group Policy issued to Northrop Corporation (or a subsidiary
or affiliate of     Northrop Corporation), hereinafter      referred
to as a Oprior coverageO, then, during said thirty-one day period, the
amount of insurance for which      the Employee is insured under this
Coverage Schedule with respect to said qualified dependent during said
thirty-one day period shall be the      amount for which he would
otherwise be insured under this Coverage     Schedule with respect to
said qualified dependent reduced by the amount of death benefit, if any, provided with respect to said qualified dependent under the prior coverage during said thirty-one day period.

The Changes of Dependents Benefits section of the Dependents Insurance Provisions is: Applicable.

Assignment:  The insurance is assignable.

Continuance in Coverage Classes During Absence from Full-time Work:
Continuance during such absence shall be for the same time, if any, that the Employee is considered as continuing to be a member of the coverage classes for the Associated Protection, except that he shall not be considered as continuing in the coverage classes for the Dependents Term Life Insurance if his absence is due to retirement by the Employer.





Group 31300
DEPL U-101          ED 3-66
(1-2) A
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Coverage Rider to Group Policy No.  G-91660
Effective Date of Rider:  August 1, 1970

               EMPLOYEE LONG TERM DISABILITY INSURANCE

     The benefits of Section A are subject to the provisions of Section B (Not Covered).

     An Employee is totally disabled for the purposes of this Coverage only while satisfying both of the following requirements:
(1)  Due to sickness or accidental bodily injury, he (a) is completely
unable to perform any and every duty    pertaining to his occupation
with the Employer and (b), after the Initial Duration (see Coverage
Schedule) of   a period of disability, is completely unable to engage
in any and every gainful occupation for which he is    reasonably
fitted by education, training or experience.
 (2) He is not engaged in any gainful occupation and is not confined
in a penal institution or other house of     correction as a result of
conviction for a criminal or other public offense.

A.   BENEFITS FOR DISABILITY

Payable for: An EmployeeOs period of total disability. Benefits begin with the first day of such disability after the Elimination
Period (see Coverage Schedule) for that period of disability.

Conditions for Benefit:  Both of the following --
(1) The period of total disability commenced while the Employee was a covered individual.

(2)  The Employee is under the regular care of a Physician.

Amount Payable:
The applicable Adjusted Benefit (see Coverage Schedule) for each calendar month throughout which the total disability continues beyond the Elimination Period; one-thirtieth of the applicable Adjusted Benefit for each day of any portion of the total disability not constituting a full calendar month. Benefits are payable up to the applicable Maximum Benefit Duration (see Coverage Schedule).
Recurrent Disabilities: If a period of an EmployeeOs total disability commences while he is a covered individual and after a prior period of his total disability for which any benefits were payable under this Coverage, the subsequent period shall be considered a continuation of the prior period unless --

 (1) the periods are separated by an interval during which the
Employee has performed all the important duties of     a gainful
occupation with the Employer on a full-time basis for at least six consecutive months, or

(2)  the periods are due to entirely unrelated causes and are
separated by an interval during which the Employee     has performed
all the important duties of a gainful occupation with the Employer.

B.   NOT COVERED.

(1)  Any disability caused, or contributed to, by intentionally self-
inflicted bodily injury or attempted suicide,     whether the Employee
is sane or insane.

(2) Any disability caused, or contributed to, by war or any act of war (OwarO means declared or undeclared war and includes resistance to armed aggression).

(3) Any disability caused by, contributed to by, or resulting from the EmployeeOs pregnancy.
                      _________________________
     The benefits of this Coverage are payable to the Employee. Payment will be made monthly and is subject to the Group PolicyOs Claim Provisions.
                      _________________________
31300                                             Group Employee Long
Term Disability
LTD R-102 ED 3-67                       -37       Insurance Coverage
LTD 102 (6-5)
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                          COVERAGE SCHEDULE
             FOR EMPLOYEE LONG TERM DISABILITY INSURANCE

Effective August 1, 1970
Made a Part of Employee Long Term Disability Insurance Coverage LTD
102 (6-5)
Under Group Policy No. G-91660

Coverage Classes:
All Employees who are (1) less than the Limiting Age stated below and
(2) classified as Officers or salaried Employees each of whose annual earnings are $25,000 or more, but excluding in any case all Employees of The Hallicrafters Co.

Insurance Provided:
Employee Insurance on the following basis --    [   ] Contributory
[X] Non-contributory

Limiting Age:  64 years and 6 months

Initial Duration:  The Elimination Period plus 12 months.

Elimination Period:
A duration of continuous total disability extending for 26 consecutive weeks from the beginning of each period of total disability due to sickness or accidental bodily injury, but not extending beyond that date, during that continuous total disability, of exhaustion of the maximum benefits provided for the Employee by the Basic Loss of Time Coverage with respect to a period of disability compensable thereunder. OBasic Loss of Time CoverageO means a plan of periodic benefits for loss of time on account of disability under or by reason of, (1) any insurance (other than under the coverage) where the Employer, directly or indirectly, has paid all or any portion of the cost or made payroll deductions or (2) any disability benefits law or similar law.

The Changes of Employee Benefits section of the Insurance Plan
Provisions is: Applicable, solely to the determination of an EmployeeOs Scheduled Benefit under this Coverage Schedule.

Assignment:  The insurance is not assignable.

Continuance in Coverage Classes During Absence from Full-time Work:
The types of absences and time limits referred to in the Termination of Employee Insurance section of the Insurance Plan Provisions for considering an Employee as continuing to be a member of the coverage classes are --

     Type of Absence from
          Full-time Work                     Time Limit
Leave of absence                             End of the sixth policy
month following
                                        the policy month in which the
Employee
                                        ceased to be actively engaged
in work on a
                                        full-time basis, but not after
he attains the
                                        Limiting Age.
Temporary lay-off or part-time employment,             End of the
policy month following the policy
     for reasons other than disability                 month in which
the Employee ceased to be
                                        actively engaged in work on a
full-time basis,
                                        but not after he attains the
Limiting Age.
Part-time employment because of disability for
Commencement of such part-time employment.
     which benefits are not provided under
     the coverage by reason of the provision
     ONot CoveredO of the coverage rider.
Disability, part-time employment                       None.
     or retirement
31300
LTD U-101 ED 3-67                       -38-           G-91660
(1-2)
                    COVERAGE SCHEDULE (Continued)

Amount of Insurance:
     Maximum Benefit Duration --
     For total disability due to sickness or injury -- benefits to the EmployeeOs attainment of age 65.

     Adjusted Benefit --

     With respect to Employees classified as President, Executive Vice
President or Senior Vice           President of Northrop Corporation:
     For any calendar month, the Adjusted Benefit is equal to the smaller of
     (1)  the EmployeeOs Scheduled Benefit under this Coverage
Schedule, and
     (2)  the excess of (a) 60% of his monthly earnings over (b) his
Non-duplication Offset for         that calendar month, determined
from the applicable Non-duplication Offset Supplement       to this
Coverage Schedule.

     With respect to all other Employees:
     For any calendar month, the Adjusted Benefit is equal to the smaller of
     (1)  the EmployeeOs Scheduled Benefit under this Coverage
Schedule, and
     (2)  the excess of (a) 60% of his monthly earnings up to
$3,333.34 of such earnings over (b)          his Non-duplication
Offset for that calendar month, determined from the applicable Non-duplication Offset Supplement to this Coverage Schedule.

     Scheduled Benefit -- 60% of the EmployeeOs monthly earnings, but not more than
     (1) $3,750 with respect to an Employee classified as President of Northrop Corporation;
     (2) $3,000 with respect to an Employee classified as Executive Vice President of Northrop
          Corporation
     (3) $2,500 with respect to an Employee classified as Senior Vice President of Northrop
          Corporation
     (4)  $2,000 with respect to all other Employees.

Exclusion Not Applicable:
Part (2) or Section B (Not Covered) does not apply with respect to any Employee assigned to Vietnam, Laos or Cambodia from the time the Employee leaves his residence or place of regular employment for the assignment, whichever occurs last, until his return to his residence or place of employment, whichever occurs first.



GRP 31300
LTD U-101 ED 3-67                  -39                       (1-2)
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                         SCHEDULE SUPPLEMENT
             FOR EMPLOYEE LONG TERM DISABILITY INSURANCE
Effective August 1, 1970
Non-duplication Offset Supplement to Coverage Schedule
Made a Part of Employee Long Term Disability Insurance Coverage LTD
102 (6-5)
Under Group Policy No. G-91660

Non-duplication Offset:
The Non-duplication Offset used in determining the EmployeeOs Adjusted Benefit under the Coverage Schedule for a calendar month is the aggregate amount of benefits, payments or other compensation (adjusted to a monthly basis if not so payable) which are described in the applicable Offset Provisions below and which, for that month, he receives or would be entitled to receive upon timely pursuit of claim therefor.

Offset Provisions:
All of the following Offset Provisions apply to the Employee.
 (A) Periodic benefits (including any commutation of, or substitute for, such benefits) for loss of time on account of disability due to sickness or injury arising out of employment with the Employer, under or by reason of any workmenOs compensation law, occupational disease law, or similar legislation, or the maritime doctrine of maintenance, wages and cure.

(B) Periodic benefits, for loss of time on account of disability, under or by reason of --
      (1) any insurance or any health or welfare plan or other employee benefit plan where the Employer, directly or indirectly, has paid all or any portion of the cost or made payroll deductions;
     (2) the United States Social Security Act as amended from time to time, including benefits thereunder with respect to dependents of the Employee;
     (3) any State, Provincial or other Federal law of the United States or Canada, other than any law providing benefits or payments on account of military service.

(C) Any full or partial wage or salary payments or other payments, by the Employer to the Employee.

(D) Periodic benefits, in the nature of early retirement benefits, under or by reason of any insurance, annuity or pension contract, or any welfare plan or other employee benefit plan, where the Employer, directly or indirectly, has paid all or any portion of the cost or made payroll deductions. However, any such benefits available at the EmployeeOs election, whether or not he is disabled, are included under this (D) only if so elected.

(E) Periodic benefits, on account of disability, under any group life insurance where the Employer, directly or indirectly, has paid all or any portion of the cost or made payroll deductions, if the Employee elects to receive such benefits.

(F) Periodic benefits under the United States Social Security Act as amended from time to time, for any month after the EmployeeOs attainment of age 62, including such benefits with respect to his dependents. However, this (F) does not include benefits for any month prior to his attainment of age 65, unless he elects to receive benefits for that month.
GRP 31300
LTD U-102 ED 3-67                       -40-
     (6-5)
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   a mutual life insurance company

Effective Date of Rider:  January 1, 1981
Rider Attached to and Made a Part of Group Policy No. G-91660

Coverage Classes to which this Rider applies: All Employees of Northrop Worldwide Aircraft Services, Inc.


OPTION TO CONTINUE COVERAGE OF DEPENDENT CHILD INCAPACITATED WHEN
SPECIFIED AGE LIMIT FOR CHILDREN IS ATTAINED:

If a qualified dependent child is mentally or physically incapable of earning a living on the date any coverage under the Group Policy with respect to such child would terminate due to attainment of the specified age limit for children, and if within thirty-one days after such date the Insurance Company receives due proof of such incapacity, then such specified age limit shall not operate to terminate such coverage under the Group Policy with respect to such child so long as such child remains in such condition. This provision does not waive, alter, or extend in any respect, other than as stated above, any of the provisions, conditions, limitations and exceptions of the Group Policy.


                              THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA



                              By
                                             Secretary
















ORD 29684-2         ED 8-66
P

                                                       NORRIS
Rider to Group Policy No. G-91660
Effective Date of Rider:  August 1, 1983


                 MODIFICATION OF THE GROUP POLICYOS
                   TERM LIFE INSURANCE PROVISIONS

The Conversion Privilege of the Group PolicyOs Term Life Insurance provisions is modified as follows: The benefits and premium under each form of individual life insurance contract issued to males or females shall be those that usually apply to males, except that for any participating settlement under the individual contract payable for the lifetime of one or more payees, the female rates will apply to both male and female payees.

                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA



                         By
                                   Assistant Secretary

                         Accepted by:




_______________________________, 19_____          NORTHROP CORPORATION




Witness ________________________________     By
__________________________________________________
                                        (Signature and Title)











83500
GBT  T  1012                                                     (6-1)

             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   A Mutual Life Insurance Company
                (Herein Called The Insurance Company)

 Rider To Be Attached To and Made A Part of Group Policy No. G-91660


The Insurance Company and the Policyholder agree that, effective
August 1, 1970, the Policy is amended by the addition of the following provision:

                           SPECIAL RESERVE

The Insurance Company may maintain a special reserve to be applied by it from time to time toward stabilizing experience under the Policy. Such reserve shall be established from premiums paid under the Policy, and the amount of such reserve shall be determined by the Insurance Company from time to time. Such reserve shall be credited with interest at the end of each policy year, or in the event of termination of the Policy, at the time of such termination. The interest for the policy year or portion thereof, as the case may be, shall be determined at the rate of 4 1/8% per annum and on the average amount of the reserve during the period with respect to which the interest is being computed, except that after this Rider has been in effect for one full policy year and from time to time thereafter the Insurance Company may change the rate to be used in the computation of the interest on the reserve.

If at any time the Insurance Company shall determine that the amount of the special reserve is then in excess of that required, the Insurance Company shall pay such excess to the Policyholder as a return of premium.

In the event of termination of the Policy, any balance remaining in the special reserve after final application of the reserve by the Insurance Company in accordance with the above provisions shall be paid to the Policyholder as a return of premium, subject to the right of the Insurance Company to defer the payment of any such return for as long as six months after such final application but not exceeding the period permitted by law.

The Insurance Company has caused this Rider to be executed this ninth day of August, 1971.


                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


Attest _________________________ By



                                        Secretary




GC-3350                            -45-
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Coverage Rider to Group Policy No. G-91660
Effective Date of Rider:  January 1, 1982

              EMPLOYEE SURVIVOR BENEFITS LIFE INSURANCE

A.   DEATH BENEFIT WHILE A COVERED INDIVIDUAL.
     If Prudential receives due written proof that the Employee died while a covered individual and is survived by a Qualified Family Member (see Coverage Schedule), a benefit is payable as of the EmployeeOs death and as of each first day of a month thereafter on which he is survived by a then Qualified Family Member and which occurs within a Maximum Benefit Period (see Coverage Schedule) beginning with the date of his death. Each benefit payable is the applicable Monthly Benefit (see Coverage Schedule) except that the first benefit is the pro-rata portion of the Monthly Benefit for the balance of the month in which the death occurs and, if benefits are payable for the full Maximum Benefit Period, the last benefit is the pro-rata portion of the Monthly Benefit for the part of the month from the due date of such benefit to the end of the Maximum Benefit Period.

     The benefit due as of any date established above is payable to the EmployeeOs widow or widower, if any, then a Qualified Family
Member, otherwise in equal shares to the EmployeeOs then Qualified Family Member children.

B.   DEATH BENEFIT DURING CONVERSION PERIOD.
     If the Employee dies within thirty-one days after he ceased to be covered individual while entitled (under Section D) to a conversion of his insurance under this Coverage to an individual policy, benefits will be payable as if such cessation had not occurred, whether or not the Employee applied for conversion.

C.   CONVERSION PRIVILEGE.
     If an Employee ceasing to be a covered individual then has the right to convert all or part of his Associated Protection to an individual policy of life insurance, the provisions for the obtaining of such policy shall apply as though this insurance under this Coverage were Associated Protection. In applying those provisions, his insurance under this Coverage shall be considered to equal the present value of the payments which would have become due his Qualified Family Members had he died upon such cessation, based upon the morality tables described in the Group Policy.

D.   MINORITY OR INCOMPETENCY
     If a Qualified Family Member to whom any benefit is payable is a minor or is otherwise incapable of giving a valid release for any payment due, Prudential may, at its option, and until claim is made by the duly appointed guardian or committee of such person, make payment of the amount payable to such person at a rate not exceeding $100 per month, to any person or institution appearing to it to have assumed the custody and principal support of such person. The liability of Prudential shall thereby be discharged to the extent of the amount so paid.
                     __________________________
     Any provisions of the Group Policy affecting life insurance and in conflict with Employee Survivor Benefits Life Insurance shall not apply to this Coverage.
                     __________________________
GRP 32221                               Group Employee Survivor
Benefits
SURV R-205           ED 5-67                 Life Insurance Coverage
SURV 205 (6-2)
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                          COVERAGE SCHEDULE
            FOR EMPLOYEE SURVIVOR BENEFITS LIFE INSURANCE

Effective:  January 1, 1982
Made a Part of Employee Survivor Benefits Life Insurance Coverage SURV
     205 (6-2)
Under Group Policy No. G-91660

Coverage Classes:
All Northrop Corporation Officers and Non-Officer Executives with Qualified Family Members, whose enrolled earnings are (1) $65,000 or more or (2) less than $65,000 who were insured under this coverage January 31, 1981, and (3) have completed the period of employment to the first of the month following ninety days or more of continuous service on a full-time basis with the Employer, but excluding, in any case, Wilcox Electric, Inc., Defense Systems Division, Northrop Services, Inc. and Northrop Worldwide Aircraft Services, Inc.

Qualified Family Member:
The term OQualified Family MemberO, as of any date, means the then living spouse or unmarried child of an Employee or the then surviving widow, widower or unmarried child of a deceased Employee, excluding in any case --

(1) a widow or widower who has received an interlocutory decree of divorce or a decree of separate maintenance;

(2) a child who is (a) an Employee of the Policyholder, (b) on active duty in any military, naval or air force of any country, or (c) nineteen or more years of age unless (i) less than twenty-three years of age and (ii) such childOs time is principally devoted to attending an educational institution;

(3) a person who would otherwise become a Qualified Family Member as of any date, unless and until reported to the Policyholder with respect to the insurance, subject to the following --

     No person shall become a Qualified Family Member after the EmployeeOs death, except that this shall not apply to a child reported before the end of the thirty-one day period immediately following the date specified in this provision (3) and

     (i) another child of the Employee is a Qualified Family Member at the time of such report or
     (ii) the reported child is born within thirty-one days prior to the EmployeeOs death or is born after such death and the EmployeeOs widow or widower is a Qualified Family Member at the time of such report.

An EmployeeOs children includes his legally adopted children who are dependent upon him for support and maintenance or, in the case of a deceased Employee, were so dependent upon him at his death.


                                             (Coverage Schedule
continued)

GRP 32222
SURV U-101          ED 5-67                                      (1-6)
                    COVERAGE SCHEDULE (Continued)

Insurance Provided:
Employee Insurance on the following basis--  [   ]   Contributory
[   ]   Non-Contributory

Associated Protection:
Employee Term Life Insurance under the Group Policy.

Assignment:
The insurance is assignable.
Benefits payable after an EmployeeOs death are not assignable and, to the extent permitted by law, are not subject to the claims of any creditor.

Mortality X X X X Tables referred to in Section D (Conversion
Privilege) of the Coverage
The following tables published by the U.S. Department of Health, Education and Welfare.

Tables of mortality of Public Health Service Publication No. 1252:
     For spouses--  United States White Females: 1959-61, with such
     adjustment as determined by Prudential,           at interest of
     5% for first 5 years and 4 1/4% thereafter.

     For children-- United States White Males: 1959-61, at interest of
               5% for first 5 years and 4 1/4% thereafter.

Prudential shall have the right to change the basis for the determination of present value under Section D, for future conversions, as of any premium due date. The policyholder will be notified whenever a change in such basis is made.

Continuance in Coverage Classes During Absence from Full-time Work Continuance during such absence shall be for the same time, if any, that the Employee is considered as continuing to be a member of the coverage classes for the Associated Protection, except that he shall not be considered as continuing in the coverage classes for Employee Survivor Benefits Life Insurance if he ceases to have a Qualified Family Member or if his absence is due to retirement.

Participation Condition:
Those conditions of the following section shall be determined without regard to provision (3) of the definition of Qualified Family Member. The Termination of Group Policy or of Insurance Provisions section of the General Provisions.

Amount of Insurance:
Maximum Benefit Period:
The number of payments applicable to the EmployeeOs length of continuous service with the Policyholder at the time of death, as determined from the following table:

     Continuous Service                      Number of Payments
     Less than 10 years                      12
     10 years or more but less than 15 years 20
     15 years or more but less than 20 years 30
     20 years or more                        40

*See next page.
                                         (Coverage Schedule continued)
GRP 3222
SURV U-101  ED 5-67                                           (1-6)
                  THE PRUDENTIAL COMPANY OF AMERICA

                          COVERAGE SCHEDULE
            FOR EMPLOYEE SURVIVOR BENEFITS LIFE INSURANCE

Effective January 1, 1982
Made a Part of Employee Survivor Benefits Life Insurance Coverage SURV
                                                             205 (6-
                                                             2)
Under Group Policy No.  G-91660

                              CONTINUED

Amount of Insurance:*    (Continued)

Monthly Benefit:
The EmployeeOs Monthly Benefit on any date shall, subject to the OChanges in BenefitO provision, be the applicable amount indicated below, according to length of continuous service with the Employer at time of death.

(a)  Less than 10 years                                     $200.00
(b) 10 years or more, the amount applicable to the Employee under the following table:

     Classification                          Monthly Benefit*

All Employees according to Weekly Earnings, as follows:

Less than $220.00                                      $200.00
$220.00 or more but less than $250.00                  $220.00
  250.00 or more but less than   300.00                $250.00
  300.00 or more but less than   350.00                $300.00
  350.00 or more but less than   385.00                $350.00
  385.00 or more but less than   450.00                $385.00
  450.00 or more but less than   500.00                $450.00
  500.00 or more but less than   600.00                $500.00
  600.00 or more                                       $600.00

*If and Employee becomes a covered individual under the Coverage of which this Coverage Schedule is made a part, within thirty-one days after his ceasing to be insured for employee survivor benefits life insurance under another Group Policy issued to Northrop Corporation (or a subsidiary of affiliate of Northrop Corporation), hereinafter referred to as Oprior coverageO, and, if the Employee dies while a covered individual under the Coverage and within said thirty-one days, then the Monthly Benefit otherwise payable under the Coverage with respect to the Qualified Family Members of the Employee for any month for which a monthly benefit is payable under the prior coverage as a result of the EmployeeOs death shall be the excess, if any, of the Monthly Benefit otherwise payable under the prior Coverage.
                                         (Coverage Schedule continued)
GRP 32222
SURV U-101
(1-6)

                    COVERAGE SCHEDULE (Continued)

Changes is Benefit--This applies to adjustments in Monthly Benefit resulting from a change in weekly earnings or in Qualified Family
Members

     (1)                                               Increases in
       weekly earnings - The EmployeeOs insurance will be increase to the amount provided for his classification on the date of the change. Such increase shall take effect on the first day, on or after the date of the change, on which he is complying with the active work requirement of the General Definitions.

     (2)                                               Decreases in
       weekly earnings - The EmployeeOs insurance will be decreased on the ate of the change to the amount then provided for his classification, subject to the active work requirement of the General Definitions.

      (3) Changes in the EmployeeOs Qualified Family Members - An adjustment in Monthly Benefits caused by a change in the EmployeeOs qualified Family Members shall take effect immediately, whether the change occurs before or after the EmployeeOs death. The adjusted Monthly Benefit shall be determined as if no change is his weekly earnings occurred since the last previous determination of his Transition Benefit.


EmployeeOs Classification - On dates established by practices of the Employer, determination of the EmployeeOs classification under the insurance shall be made by the Employer without discrimination among persons in like circumstances and shall be final and conclusive.


EmployeeOs Earnings:  If an item is determined by an EmployeeOs
     Earnings, it shall be based on the EmployeeOs Base Weekly Earnings from the Employer. Base Weekly Earnings mean the EmployeeOs gross straight time dollar remuneration for regularly scheduled hours on a weekly basis including lead man differentials, shift differentials, cost of living adjustments and, for Cafeteria covered Employees, the value of meals provided by the Employer. Base Weekly Earnings do not include bonuses, incentive compensation, overtime pay, relocation allowances, payment for extra hazardous work, per diems, extended work week allowances, cost of living allowances for services abroad, or any other bonuses, premiums, differentials or adjustments not specifically included in the definition of Base Weekly Earnings in the preceding sentence.









GRP 2222
SURV U-101   ED 5-67                                        (1-6)

Rider to Group Policy No. G-91660                    Made a Part of
     Coverage
                                                         LIFE 101(1-1)
Effective Date of Ride: August 1,1970

SUPPLEMENTARY RIDER PROVIDING RETIRED EMPLOYEE MAJOR MEDICAL EXPENSE BENEFITS UNDER THE EMPLOYEE GROUP LIFE INSURANCE PROVISIONS OF GROUP INSURANCE
                         POLICY NO. G-91660

                              Issued by

             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                (Herein Called The Insurance Company)

The Insurance Company hereby agrees that the following provisions shall for a part of the Policy.

                             DEFINITIONS

As used in this Rider, the following terms shall have the meanings set forth below:

The term Oretired EmployeeO means an Employee in one of the following classifications who is retired by the Policyholder: (1) President; Executive Vice President or Senior Vice President of Northrop
Corporation or (2) elected vice presidents each of whom has entered into an employment agreement with the Policyholder.

The term Ocovered retired EmployeeO means a person insured under the Policy as a retired Employee who, pursuant to the provisions of the section of this rider entitled OAllocation of Portion of Group Life Insurance for Disbursement as Retired Employee Supplementary Major Medical Expense BenefitsO, has an unexpected allocation of a portion of his group life insurance available toward the payments of benefits under this Rider.

The term OphysicianO means a licensed practitioner of the healing arts acting within the scope of his practice.

The term OhospitalO means (1) an institution which is operated pursuant to law and is primarily engaged in providing on an in-patient basis for the medical care and treatment of sick and injured persons through medical, diagnostic and major surgical facilities, all of which facilities must be provided on its premises, under the supervision of a staff of Physicians and with twenty-four hour a day nursing service, or (2) an institution not meeting all the requirements of (1) but which is accredited as a hospital by the Joint Commissions on Accreditation of Hospitals. In no event shall the term OHospitalO included a convalescent nursing home or any institution or part thereof which is used principally as a convalescent facility, rest facility, nursing facility, or facility for the aged or for the care of drug addicts or alcoholics.

The term OIllnessO means a bodily disorder, mental infirmity or bodily injury.



(Continued)

GC-10319                           -26a-
            ALLOCATION OF PORTION OF GROUP LIFE INSURANCE
                FOR DISBURSEMENT AS RETIRED EMPLOYEE
            SUPPLEMENTARY MAJOR MEDICAL EXPENSE BENEFITS

A person who is insured under the Policy for non-contributory group life insurance as a retired Employee may elect, by making written request to the Policyholder on a form approved by the Insurance Company, that any portion of such non-contributory life insurance, up to a maximum of fifty percent (50%) of the amount of such non-contributory insurance provided under the Policy on the life of the retired Employee on and after the fourth anniversary of his retirement, be allocated for disbursement as retired Employee supplementary major medical expense benefits under the Policy as hereinafter provided.

Any such allocation or allocations made by a covered retired Employee in accordance with the provisions of the immediately preceding paragraph shall effect a reduction in a like amount or amounts in the amount of the retired EmployeeOs non-contributory life insurance otherwise payable under the group life insurance provisions of the Policy.

Benefits shall be payable under this Rider with respect to the illnesses of a covered retired Employee only to the extent that there remains an unexpected allocated portion of such group life insurance available for such payment.

In the event of the death of a covered retired Employee, any portion of group life insurance previously allocated for disbursement as provided herein which remains unexpected after satisfaction of all claims on account of charges incurred prior to the covered retired EmployeeOs death, shall be payable to the person or persons otherwise entitled thereto under the covered retired EmployeeOs remaining non-contributory group life insurance under the Policy.
                              BENEFITS

Benefits shall be payable under this Rider, on the basis of the eligible charges described in the subsection OEligible ChargesO, in an amount equal to the amount, if any, by which the total eligible charges incurred during each calendar year in connection with the illnesses of a covered retired Employee exceed the deductible applicable to such covered retired Employee for the calendar year.
The payment such benefits shall, however, be subject to the section OIndividual Yearly MaximumO and all other provisions of this Rider.

Deductible - The deductible applicable to a covered retired Employee for each calendar year shall be the sum of:
     (a)  $500.00, and

     (b) the total of the charges for services, treatments and supplies enumerated in the provisions of the subsection OEligible ChargesO preceding the exceptions contained therein which are incurred during each calendar year in connection with the illnesses of a covered retired Employee, to the extent to which such services, treatments and supplies are provided for the covered retired Employee under or by (i) Medicare (including benefits provided under the voluntary program established by Medicare) and (ii) any insurance coverage (other than under this Rider) with the Insurance Company providing protection for such covered retired Employee, in respect of which the Policyholder shall, directly or indirectly, have paid all or any portion of the cost.
                                                       (Continued)
     GC-10319                      -26b-
                        BENEFITS (Continued)

     If, (1) all, or (2) any portion, of the amount under (a) above has been satisfied by the application of charge incurred during the last three months of a calendar year, then, in the case of
     (1), the (a) portion of the deductible for the next ensuing calendar year shall also be considered as having been satisfied, and, in the case of (2), such amount may be used towards satisfaction of the (a) portion of the deductible for the next ensuing calendar year.

     Eligible Charges - Eligible charges shall be the charges actually made to the covered retired Employees on account of their illnesses for the services, treatments and supplies ordered by a physician, subject to the exceptions hereinafter set forth.
      (1) Room and board (including all regular daily services ) in a hospital;

     (2) All other hospital services for medical care and treatment exclusive of professional services;

     (3)  Anesthesia and its administration;

     (4)  Ambulance service;

     (5) PhysiciansO services for medical care and treatment and surgery, excluding dental services unless for the treatment immediately below;

     (6) Dental services rendered by a physician, dentist or dental surgeon for the treatment of a fractured jaw or of accidental injuries to natural teeth within twelve months of the accident (the treatment to include replacement of such natural teeth within said period);

     (7) Professional nursing services rendered by a registered graduate nurse other than a close relative;

     (8)  The following other service, treatments and supplies;
          Oxygen and rental of equipment for its administration;
          X-ray and laboratory examinations, excluding dental X-rays unless rendered for dental treatment of a fractured jaw of a accidental injuries to natural teeth within six months of the accident;
          Treatments by X-rays, and by radium or other radio-active
            substances;
          Treatments by a physiotherapist other than a close relative; Drugs and medicines dispensed by a licensed pharmacist Surgical dressingsO
          Blood and blood plasma;
          Artificial limbs and eyes;
          Cast, splints, trusses, braces and crutches;
          Rental of wheel chair, hospital bed, iron lung or other similar durable equipment.

The term Oclose relativeO as used above in connection with a registered graduate nurse and physiotherapist comprises the covered retired EmployeeOs spouse, and a child, brother, sister, and parent of the covered retired Employee and of the covered retired EmployeeOs spouse.
                                                           (Continued)
GC-10319                           -26c-
                        BENEFITS (Continued)

In no event shall the eligible charges include charges for services, treatments or supplies which are not reasonable necessary for the care ad treatment of illness, nor shall charges for any services, treatment or supplies be included in excess of customary charges therefor or in excess of such charges as would have been made in the absence of this insurance. A customary charge means the usual charge made by the person, group or other entity rendering or furnishing the services, treatments or supplies but in no event shall it mean a charge in excess of the general level of charges made by others rendering or furnishing such services, treatments or supplies, within the area in which the charge is incurred, for illnesses comparable in severity and nature to the illness being treated. The term OareaO, referred to above, as it would apply to any particular service, treatment or supply , means a county or such greater area as is necessary to obtain in representative cross section of persons, groups or other entities rendering or furnishing such service, treatment or supply.

A charge shall be deemed to be incurred as of the date of the service, treatment or purchase giving rise to the charge.

Exceptions -  The eligible charges shall in no event include:

(a) Charges for eye refractions or examination for the fitting of glasses or hearing aids.

(b) Charges for medical examinations of any covered retired Employee for Ocheck-upO purposes when not incident and necessary to the treatment of an illness.

(c) Charges incurred in connection with remedying a condition by means of cosmetic surgery unless such condition is the result of accidental bodily injuries sustained while a covered retired
     Employee.

(d) Charges for services, treatments or supplies furnished by or for the United States Government or any agency thereof, and charges incurred during confinement in a hospital owned or operated by a State, Province or political subdivision unless there is an unconditional requirement to pay these last mentioned charges without regard to any rights against others, contractual or otherwise.

(e) Charges incurred in connection with illnesses due to an act of war, declared or undeclared.

(f) Charges incurred for services, treatments and supplies in connection with an illness of a covered retired Employee, to the extent to which such services, treatments and supplies are provided for the covered retired Employee under a workmenOs compensation law, occupational disease law or similar legislation on account of accidental bodily injury or disease arising out of employment with the Policyholder.

                      INDIVIDUAL YEARLY MAXIMUM

Not more than $5,000 of benefits in the aggregate (herein called the Individual Yearly Maximum) shall be payable by the Insurance Company under the provisions of
                                                           (Continued)

GC-10319                           -26d-

                INDIVIDUAL YEARLY MAXIMUM (Continued)

this Rider with respect to all eligible charges incurred by a covered retired Employee during each calendar year.

                         PAYMENT OF BENEFITS

All benefits provided in this Rider shall be paid to the retired Employee as they accrue or as stated in the following sentence hereof upon receipt of written proof covering the occurrence , character and extent of the event for which claim is made. Indemnity, if any, provided for loss of life shall be payable in accordance with the provisions respecting such payment prescribed in the last paragraph of the section of this Rider entitled OAllocation of Portion of Group Life Insurance for Disbursement as Retired Employee Supplementary Major Medical Expense BenefitsO.

           NOT IN LIEU OF WORKMENOS COMPENSATION INSURANCE

The insurance under this Rider is not in lieu of and does not affect any requirement for coverage by WorkmenOsO Compensation Insurance.

                            NO ASSIGNMENT

The insurance under this Rider shall be non-assignable.

                    __________________________________


IN WITNESS WHEREOF, The Prudential Insurance Company of America has caused this Rider to be executed as of the effective date of the Rider indicated on the first page hereof.







          Secretary.                         President.











GC-10319                           -26e-

             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                (Herein Called The Insurance Company)


Policyholder:                                Northrop Corporation

Group Policy No.:                     G-91660     Effective Date of
               Rider: August 1, 1970

                RIDER MADE A PART OF THE GROUP POLICY
                (to be attached to the Group Policy)

The Insurance Company hereby agrees that the Policy is modified by the addition of the following provisions:

                     INSURANCE CONTINUANCE FUND
1. Subject to the limitations set forth in Section 4 of this Rider, this Rider shall be applicable to the following classes of Employees of the Policyholder:

     Those Employees designated as (1) President, Executive Vice President, or Senior Vice President of Northrop Corporation or
     (2) elected vice presidents each of whom has entered into an employment agreement with the Policyholder, who have been retired under the Retirement Plan for Salaried Employees of Northrop Corporation and who are insured under Employee Term Life Insurance Coverage Rider form LIFE 101(1-1), such Rider hereinafter to be referred to as the Northrop Primary Group Life Insurance Rider; provided, however, that the foregoing shall not any time include any Employee who, on or prior to the date of such treatment, shall have furnished proof of total and permanent disability as provided under Section OExtension of Death BenefitO of the Northrop Primary Group Life Insurance Rider and whose insurance is extended as provided in such Section. The Employees shall be limited to Employees in such designated classes. Wherever reference is made in this Ride to Retired Employees Coverage such reference shall mean the term insurance provided under the Northrop Primary Group Life Insurance Rider for Retired Employees as defined in this Section 1. Wherever reference is made in this Rider to a Covered Retired Employee such reference shall mean that Retired Employees Coverage as defined in this
     Section 1 is provided for such person. Wherever reference is made in this Rider to Other Employees Coverage such reference shall mean the term insurance provided under the Northrop Primary Group Life Insurance Rider for persons other than Retired Employees as defined in this Section 1. The term OHome OfficeO as used in this Rider means the Home Office of the Insurance Company in the City of Newark, New Jersey or any of the other Home or Head Offices of the Insurance Company.

2. For the purpose of providing the Retired Employees Coverage subject to the terms and conditions of the Policy and the limitations set forth in this Rider, the Policyholder shall pay to the Insurance Company premium charges determined by the Insurance Company in accordance with such cost estimates as may from time to time be made by the Insurance Company, such premium charges to be referred to in this Rider as basic premium charges. Basic premium charges under this Rider in amounts determined by the Insurance Company, as specified in the preceding sentences, shall be due during the continuance of this Rider on

GC-10311                           -47a-

     the same dates as the premium charges for the Other Employees Coverage, provided, however, that no basic premium charges under the Rider shall be due after the termination of the Other
     Employees Coverage.

     Whenever the Insurance Company determines that a policy dividend, or any portion thereof, declared on the Policy during the continuance of this Rider is attributable to the Retired Employees Coverage, such policy dividend, or portion thereof, as the case may be, shall be applied by the Insurance Company as a supplemental premium charge under this Rider, regardless of whether on or prior to the date on which such policy dividend is declared, basic premium charges under this Rider have ceased to be due.

3. The basic and supplemental premium charges under this Rider paid to or applied by the Insurance Company in accordance with the provisions of Sections 2 and 7 of this Rider shall be accounted for in a fund maintained by the Insurance Company with respect to the Policy, referred to in this Rider as the Insurance Continuance Fund. The Insurance Continuance Fund shall from time to time be increased by interest, in accordance with the provisions of the second paragraph of this Section 3, and decreased by the basic cost of insurance charges, and any supplemental cost of insurance charges, in accordance with the provisions of the last paragraph of this Section 3.

     Interest shall be added to the Insurance Continuance Fund on each policy anniversary of the Policy occurring during the continuance of this Rider, and in the event of the termination of this Rider, also on the day following the date of such termination. The interest for any period, whether a policy year as defined in the last sentence of this paragraph, or part of a policy year, shall be computed at such rate or rates as determined by the Insurance Company to be applicable with respect to such period. Any other elements required for the computation of the interest, including the dates as of which the basic and supplemental premium charges under this Rider will be added to the Insurance Continuance Fund shall be determined by the Insurance Company. The term Opolicy yearO as used in this Rider shall mean a period commencing on a policy anniversary and ending on the last day prior to the next succeeding policy anniversary, provided, however, that with respect to the period ending on the last day prior to the policy anniversary next following the effective date of the Rider the term Opolicy yearO shall mean the period commencing on the effective date of this Rider and ending on the last day prior to the policy anniversary next following the effective date of this Rider.

     Unless otherwise agreed upon by the Insurance Company and the Policyholder, the basic cost of insurance charge for the Retired Employees Coverage shall be deducted from the Insurance Continuance Fund on the first day of each month during the continuance of this Rider and the amount so deducted each month shall be equal to the product of the total amount of the Retired Employees Coverage in force on such day and the average monthly basic cost of insurance rate then in effect. If the deduction from the Insurance Continuance Fund is made other than monthly , the amount deducted from time to time shall be determined by a method mutually agreeable to the Insurance Company and the Policyholder.



     GC-10311                      -47b-
     The Insurance Company will determine as of the first due date of a basic premium charge under this Rider on which there are covered Retired Employees, an average monthly basic cost of insurance rate for the Retired Employee Coverage by applying the individual rate for the Retired Employees Coverage Basic Cost of Insurance Rates, as set forth below, to the amounts of insurance in force at the respective ages, nearest birthday, of all persons who are then Covered Retired Employees, and dividing the aggregate amount so obtained by the total amount of such insurance, provided, however, that if no persons became Covered Retired Employees prior to the discontinuance of the payment of the basic premium charges under this Rider by the Policyholder, the determination shall be made on such other date as may be determined by the Insurance Company on which there are Covered Retired Employees.

    Initial Table of Individual Basic Cost of Insurance Rates Per
      $1,000 of Insurance under the Policy on Retired Employees

     Rate Basis. - The individual rates set forth below are based on the Commissioners 1960 Standard Group Mortality Table and 3% interest.

      Age               Age                 Age
     Nearest Monthly   Nearest   Monthly   Nearest   Monthly
     Birthday  Rate    Birthday    Rate    Birthday    Rate

      45       $.68       57      $1.97       69      $5.34
      46        .74       58        2.14      70        5.81
       47      .81       59        2.32      71        6.32
       48      .89       60        2.51      72        6.84
       49      .97       61        2.72      73        7.38
       50      1.06      62        2.96      74        7.95
       51      1.16      63        3.21      75        8.56
      52        1.26      64        3.48      76        9.24
      53        1.38      65        3.78      77       10.00
      54        1.51      66        4.11      78       10.86
      55        1.65      67        4.48      79       11.81
      56        1.80      68        4.89      80       12.83

     Rates for ages not shown herein will be determined by the Insurance Company on the same Rate Basic as specified above and will be furnished upon request.

                     **************************

     The Insurance Company may (a) as of any due date of a basic cost of insurance charge, and (b) whenever the extent of the Retired Employees Coverage is changed by agreement of the Insurance Company and the Policyholder, change the table of individual basic cost of insurance rates on the basis of which further basic cost of insurance charges, including any then due, shall be computed, by notifying the Policyholder prior to the date as of which the basic cost of insurance rates are to be changed. The Insurance Company, however, shall not have the right to change the table of individual basic cost of insurance rates under (a) of this paragraph prior to the first anniversary of the effective date of this Rider, nor, after such anniversary, more than once during any twelve (12) consecutive months.
     GC-10311                      -47c-

     The Insurance Company or the Policyholder may (a) as of any policy anniversary of the Policy following the effective date of this Rider, and (b) as of any due date of a basic cost of insurance charge on which the table of individual basic cost of insurance rates may be changed, in accordance with the provisions of the preceding paragraph of this Section 3, and (c) whenever the extent of the Retired Employees Coverage is changed by agreement of the Insurance Company and the Policyholder, require that the average monthly basic cost of insurance rate be determined according to the then attained ages of all persons who are then Covered Retired Employees and the table of individual basic cost of insurance rates then in effect.

     Whenever 105% of the incurred benefit charges for the Retired Employees Coverage, as defined in the next sentence of this paragraph, is for any policy year in excess of the basic cost of insurance charge for the Retired Employees Coverage for the same policy year, as determined by the Insurance Company in accordance with the provisions of the third paragraph of this Section 3, a supplemental cost of insurance charge for the Retired Employees Coverage shall be deducted from the Insurance Continuance Fund as of the policy anniversary next following the end of such policy year, provided that this Rider is continued in force to the end of such policy year, in an amount equal to the lesser of (i) such excess, and (ii) the balance in the Insurance Continuance Fund as of such policy anniversary. The term Oincurred benefit charges for the Retired Employees CoverageO as used in this paragraph shall, for any policy year, mean (i) the amount of claims and conversions charges, as determined by the Insurance Company, for the Retired Employees Coverage, recorded by the Insurance Company during such policy year, plus (ii) the estimated amount of claims and conversions charges, as determined by the Insurance Company, for the Retired Employees Coverage, unrecorded by the Insurance Company as of the end of such policy year but chargeable to the experience of the Policy as of the end of such policy year, less
     (iii) the amount corresponding to (ii) of this sentence that was used by the Insurance Company to determine the incurred benefit charges for the Retired Employees Coverage for the preceding policy year. In the event of the termination of this Rider prior to the end of a policy year, the Insurance Company shall determine the supplemental cost of insurance charge for the period from the last preceding policy anniversary of the Policy to the termination date of this Rider by a method consistent with the principles specified in the preceding sentences of this paragraph, as if the termination of this Rider had occurred at the end of a policy year, but taking the shorter duration into a account, and deduct the supplemental cost of insurance charge so determined as of the day following such termination date. The Insurance Company may, by notifying the Policyholder, change the percentage f incurred benefit charges specified in the first sentence of this paragraph, as of any date on which the average monthly basic cost of insurance rate may be redetermined in accordance with the provisions of the preceding paragraph, provided, however, that any new percentage of incurred benefit charges shall not be applicable to any period elapsed prior to the date as of which the change in the percentage of incurred benefit charges is made.

4. Anything in the Policy to the contrary notwithstanding, the Policyholder may either (a) discontinue the payment of the basic premium charges under this Rider, but continue the payment of the premium charges for the Other Employees Coverage, or (b) discontinue both payment of the basic premium charges under this Rider and the payment of the premium charges for the Other Employees

GC-10311                      -47d-
     Coverage. The discontinuance by the Policyholder of the payment of the basic premium charges under the Rider, under the circumstances specified in (a) of the first sentence of this paragraph, shall not effect the termination of this Rider nor the termination of the Policy, either with respect to the Retired Employees Coverage or with respect to the Other Employees Coverage. The discontinuance by the Policyholder of the payment of the basic premium charges under this Rider, under the circumstances specified in (b) of the first sentence of this paragraph, shall effect the termination of the Policy with respect to the Other Employees Coverage only, whereas this Rider and the Policy with respect to the Retired Employees Coverage shall remain in force until this Rider terminates.

     In the event of the discontinuance by the Policyholder of the amount of the basic premium charges under this Rider, no person who is not a Covered Retired Employee at the time when such discontinuance is deemed to occur, within the meaning specified in Section 6 of this Rider, may thereafter become a Covered Retired Employee, except as otherwise provided hereafter in this
     Section 4, but any person who is then a Covered Retired Employee shall, subject to the terms and conditions of the Policy and the limitations set forth in this Rider, remain insured under the Policy for the Retied Employees Coverage until this Rider terminates or such person ceases to be a Retired Employee, whichever occurs earlier.

     If the Insurance Continuance Fund, on or after the date of discontinuance by the Policyholder of the payment of the basic premium charges under this Rider is in excess of the amount estimated by the Insurance Company to be sufficient to provide for the periodic continuance of the Retired Employees Coverage on all persons who at the time when such discontinuance is deemed to occur, within the meaning specified in Section 6 of this Rider, are Covered Retired Employees, for as long as such persons remain Retired Employees, the Policyholder and the Insurance Company may agree that certain persons who are then not Covered Retired Employees shall thereafter be eligible to become insured under the Policy for the Retired Employees Coverage, subject to the terms and conditions of the Policy and the limitations set forth in this Rider. Any such estimate of the sufficiency of the Insurance Continuance Fund shall be made by the Insurance Company by a method consistent with the cost estimates referred to in
     Section 2 of this Rider.

5. The Retired Employees Coverage shall, unless otherwise specified in this Rider, be subject to all the terms and conditions of the Policy applicable thereto while this Rider remains in force, provided, however, that by agreement of the Policyholder and the Insurance Company the terms and conditions of the Policy with respect to the Retired Employees Coverage may be changed from time to time.

6. A grace period of thirty one-one days will be allowed for the payment of any basic premium charges under this Rider except the first. If any basic premium charge under this Rider is not paid within the days of grace, the discontinuance of the payment of the basic premium charges under this Rider shall be deemed to have occurred at the end of such grace period, unless otherwise agreed upon by the Insurance Company and the Policyholder. The foregoing provisions of this Section 6 are applicable only to the basic premium charges under this Rider and



GC-10311                      -47e-

     shall not modify any provisions of the Policy, or of any other rider attached thereto, which apply to the payment of the premium charges for the Other Employees Coverage.

7. The Insurance Company may terminate this Rider, provided written notice of the CompanyOs intention to effect such termination as of a certain date has been given to the Employer at least 31 dyas in advance of such date, whenever, as of the date the Insurance Company gives such notice, the Insurance Company determines that the Insurance Continuance Fund does not equal or exceed 40% of the sum of the amounts of insurance for Covered Retired Employees immediately prior to the earlier of the Covered Retired EmployeeOs retirement or attainment of age 65.

     The termination of this Rider as specified in the preceding paragraph shall be effective on the date specified in the notice of this Insurance Company, excetp that the Employer may pay to the Insurance Company prior to such date a supplemental premium charge, whereupon the Insurance CompanyOs notice of intention to effect such termination shall be deemed withdrawn and this Rider shall continue in force beyond the date on which termination was to become effective, subject to the terms and conditions of the Policy and the limitations set forth in this Rider. The supplemental premium charge referred to in the preceding sentence will be determined by the Insurance Company, at the request of the Employer, by a method consistent with the cost estimates referred to in Section 2 of this Rider.

     This Rider shall terminate automatically upon receipt by the Insurance Company at the Home Office of written notice from the Employer of the last person to die of the group of persons composed of all persons who either are Covered Retired Employees or are eligible to become Covered Retired Employees.

8. Upon the termination of this Rider, the Policy shall terminate with respect to the Retired Employees Coverage, and any persons who are then Covered Retired Employees shall automatically cease to be insured under the Policy for the Retired Employees Coverage at the same time as the termination of this Rider becomes effective. The Insurance Company will as soon as practicable thereafter determine, by the first in, first our rule of accounting, which of the basic and supplementla premium charges under this Rider paid to or applied by the Insurance Company, increased by interest, as determined in accordance with the provisions of the second paragraph of Section 3 of this Rider, and which of the basic and supplemental premium charges under this Rider paid to or applied by the Insurance Company were (c) not required to be used, either in full or in part, for such purpose. If such determination discloses that any basic and supplemental premium charges under this Rider paid to or applied by the Insurance Company will pay to the Policyholder, in the manner specified in the following paragraph of this Section 8, a refund equal to the sum of (A) and (B), as defined in the last two sentences








GC-10311                      -47f-
     of this paragraph, to be used for the sole benefit of employees. Payment by the Insurance Company in accordance with the provisions of the first paragraph of this Section 8, shall completely discharge the liability of the Insurance Company with respect to any amount of amounts so paid. The term (A) as used in the third sentence this paragraph means an amount equal to the unused portion of any basic and supplemental premium charge included in (b) of the second sentence of this paragraph, either increased by the excess of (i) 95% of the interest on such unused portion of any basic and supplemental premium charge to the termination date of this Rider, as determined in accordance with the provisions of the second paragraph of Section 3 of this Rider, over (ii) 5% of such unused portion of any basic and supplemental premium charge, if (i) is greater than (ii), or decreased by the excess of (ii) over (i), if (i) is smaller than
     (ii). The term (B) as used in the third sentence of this paragraph means the aggregate of the basic and supplemental premium charges included in (c) of the second sentence of this paragraph, either increased by the excess of (i) the aggregate of
     (i) the aggregate of 95% of the interest on each of such basic supplemental premium charges to the termination date of this Rider, as determined in accordance with the provisions of the second paragraph of Section 3 of this Rider, over (ii) 5% of the aggregate of such basic and supplemental premium charges, if (i) is greater than (ii), or decreased by the excess of (ii) over
     (i), if (i) is smaller than (ii)

     The Insurance Company will pay the amount due by reason of the termination of the Rider, in accordance with the provisions of the first paragraph of this Section 8, in 120 monthly installments. The first such installment shall be due on the day following the end of the six monthsO period commencing with the policy anniversary next following the termination date of this Rider, regardless of whether on such policy anniversary the Policy is in force with respect to the Other Employee Coverage or not, and each subsequent installment shall be due on the corresponding day of each month thereafter until all installments have been paid, provided, however, that the Insurance Company may at any time and from time to time advance the due date of any one or more of such installments including the first installment. Each installment shall be equal to the sum of (i) the 120th part of the amount due by reason of the termination of this Rider, in accordance with the provisions of the first paragraph of this
     Section 8, and (ii) interest on (i) computed at such effective rate or rates as determined by the Insurance Company from time to time, but not less than 2 per cent per annum. for the day following the termination date of this Rider to the date on which such installment is paid.

     Whenever the Insurance Company, in accordance with the provisions of this Section 8, determines as an effective rate of interest for any period of time, such rate shall be used by the Insurance Company with respect to all interest calculations required under this Section 8 for the same period of time.

The Insurance Company has caused this Rider to be executed as of the effective date of the Rider indicated on the first page hereof.

                           THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                       By


                                            Secretary
GC-10311                      -47g-
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                (Herein Called the Insurance Company)

Policyholder:  NORTHROP CORPORATION
Group Policy No.:   G-91660                      Effective Date of
Rider: October 1,1980

                RIDER MADE A PART OF THE GROUP POLICY
                (to be attached to the Group Policy)

The Insurance Company hereby agrees that the policy is modified by the addition of the following provisions:

                     INSURANCE CONTINUANCE FUND

Subject to the limitations set forth in the section ODiscontinuance of Premium ChargesO, this Rider shall be applicable to:

Those Employees of Northrop Corporation classified as Chairman of the Board and Chief Executive Officer, President and Chief Operating Officer, or Senior Vice President, who prior to, on , or after the effective date of this Rider have been, are, or shall be retired under the Retirement Plan for Salaried Employees of Northrop Corporation, except that this Rider shall not be applicable to any employees of the Policyholder who on or prior to the date of their retirement shall have furnished proof of total and permanent disability as provided under the section OExtended Death Benefit During Total DisabilityO of Group Employee Term Life Insurance Coverage Riders LIFE 604(6-4) or LIFE 604(6-5), forming part of the Policy and whose insurance is being extended as provided in such section.

                             Definitions

Whenever used in this Rider, the following terms shall have the respective meanings set forth below:

  ORetired EmployeesO means those employees of the Policyholder to whom this Rider is applicable.

  ORetired Employees CoveragesO means the term insurance provided under the Group Employee Term Life Insurance Coverage Riders LIFE 604(6-4) and LIFE 604(6-5), forming parts of the Policy for Retired Employees, and for which cost of insurance charges are made in accordance with the provisions of the section OFund MaintenanceO.

  OCovered Retired EmployeesO means Retired Employees for whom
  Retired Employees Coverage is provided.

  OOther Employees CoverageO means the term insurance provided under the Group Employee Term Life Insurance Coverage Riders LIFE 604(6-
  4) and LIFE 604(6-5), forming parts of the Policy, for persons other than Retired Employees.

  OPolicy YearO means the period commencing on the effective date of this Rider and ending the last day prior to the policy anniversary of the Policy next following the effective date of this Rider, and subsequent period commencing on a policy anniversary of the Policy. Policy Anniversaries of the Policy shall be deemed to continue to occur after termination of the Retired Employees Coverage or of the Policy.

GC-10442

OIncurred Benefit Charges for the Retired Employees CoverageO means the sum of the following charges for Retired Employees Coverage as determined by the Insurance Company: (I) the amount of claims and conversion charges recorded by the Insurance Company during any Policy Year, plus (ii) the estimated amount of claims and conversion charges unrecorded by the Insurance Company as of the end of such Policy Year but chargeable to the experience of the Policy as of the end of such Policy Year, less (iii) the amount corresponding to (ii) of this sentence that was used by the Insurance Company to determine the incurred benefit charges for the preceding Policy Year.

OHome OfficeO means the Home Office of the Insurance Company in the City of Newark, New Jersey, or any of the other Home or Head Offices of the Insurance Company.


                           Premium Charges


Basic Premium Charges - For the purpose of providing the Retired Employees Coverage subject to the terms and conditions of the Policy and the limitations set forth in this Rider, the Policyholder shall pay to the Insurance Company premium charges determined by the Insurance Company in accordance with such cost estimates as may from time to time be made by the Insurance Company, such premium charges to be referred to in this Rider as basic premium charges. The first basic premium charge under this Rider is due on the effective date of this Rider and subsequent basic premium charges under this Rider in amounts determined by the Insurance Company, as specified in the preceding sentence, shall be due during the continuance of the Retired Employees Coverage on the same dates as the premium charges under this Rider shall be due after the termination of the Other Employees Coverage.

Supplemental Premium Charges - Whenever the Insurance Company determines that a policy dividend, or any portion thereof, declared on the Policy as of a policy anniversary of the Policy, is attributable to the Retired Employees Coverage, such policy dividend, or portion thereof, as the case may be, shall be applied by the Insurance Company as a supplemental premium charge under this Rider, regardless of whether on or prior to such policy anniversary basic premium charge under this Rider have ceased to be due. During continuance of the Retired Employees Coverage, in computing the average rate and the premium charge for the insurance in force under the Group Employee Term Life Insurance Coverage Riders LIFE 604(6-4) and LIFE 604(6-5), forming parts of the Policy, the Retired Employees Coverage shall be excluded for any purpose other than the determining of the amount by which each individual rate per $1,000 of insurance, as specified in the section OComputation Riders LIFE 604(6-4) and LIFE 604(6-5), is increased.

A supplemental premium charge may also be payable under the section OTermination of Retired Employees CoverageO.

                          Fund Maintenance

The basic and supplemental premium charges under this Rider paid to or applied by the Insurance Company shall be accounted for in a fund maintained by the Insurance Company with respect to the Policy, referred to in this Rider as the Insurance Continuance Fund.

GC-10442                      -2-
Interest Additions - Interest shall be added to the Insurance Continuance Fund (1) on each policy anniversary of the Policy occurring during the continuance of this Rider and (2) on the day following the termination of the Retired Employees Coverage, and (3) on the day of the termination of this Rider. The interest for aEy period, whether a Policy Year of part of a Policy Year, shall be computed at such rate or rates as detemined by the Insurance Company to be applicable with respect to such period. Any other elements required for the computation of the interest, including the dates as of which the basic and supplemental premium charges under this Rider will be added to the Insurance Continuance Fund, shall be determined by the Insurance Company.

Basic Cost of Insurance Charge Deductions - Unless otherwise agreed upon by the Insurance Company and the Policyholder, the basic cost of insurance charges for the Retired Employees Coverage shall be deducted from the Insurance Continuance Fund on the first day of each month during the continuance of the Retired Employees coverage and the amount so deducted each month shall be equal to the product of the total amount of the Retired Employees Coverage in force on such day and the average monthly basic cost of insurance rate then in effect. If the deduction from the Insurance Continuance Fund is made other than monthly, the amount deducted from time to time shall be determined by a method mutually agreeable to the Insurance Company and the Policyholder.

The Insurance Company will determine as of the first due date of a basic premium charge under this Rider on which there are Covered Retired Employees, an average monthly basic cost of insurance rate for the Retired Employees Coverage by applying the individual rates specified in the Initial Table of Individual Basic Cost of Insurance Rates, as set forth below, the amounts of insurance in force at the respective ages, nearest birthday, of all person who are then Covered Retired Employees and dividing the aggregate amount so obtained by the total amount of such insurance, provided, however, that if no persons become Covered Retired Employees prior to the discontinuance of the payment of the basic premium charges under this Rider by the Policyholder the determination shall be made on such other date as may be determined by the Insurance Company on which there are Covered Retired Employees.

Initial Table of Individual Basic Cost of Insurance Rates Per $1,000
                                 of
          Insurance under the Policy on Retired Employees*
Rate Basis - The individual rates set forth below are based on the Commissioners 1960 Standard Group Mortality Table and 3% interest.
      Age               Age                 Age
     Nearest Monthly   Nearest   Monthly   Nearest   Monthly
     Birthday  Rate    Birthday    Rate    Birthday    Rate

      45       $.68       57      $1.97       69      $5.34
      46        .74       58        2.14      70        5.81
       47      .81       59        2.32      71        6.32
       48      .89       60        2.51      72        6.84
       49      .97       61        2.72      73        7.38
       50      1.06      62        2.96      74        7.95
       51      1.16      63        3.21      75        8.56
      52        1.26      64        3.48      76        9.24
      53        1.38      65        3.78      77       10.00
      54        1.51      66        4.11      78       10.86
      55        1.65      67        4.48      79       11.81
      56        1.80      68        4.89      80       12.83
GC-10442                                     -3-

Rates for ages not shown herein will be determined by the Insurance Company on the same Rate Basic as specified above and will be furnished upon request.

                     **************************

The Insurance Company may (a) as of any due date of a basic cost of insurance charge, and (b) whenever the extent of the Retired Employees Coverage is changed by agreement of the Insurance Company and the Policyholder, change the table of individual basic cost of insurance rates on the basis of which further basic cost of insurance charges, including any then due, shall be computed, by notifying the Policyholder prior to the date as of which the basic cost of insurance rates are to be changed. The Insurance Company, however, shall not have the right to change the table of individual basic cost of insurance rates under (a) of this paragraph prior to the first anniversary of the effective date of this Rider, nor, after such anniversary, more than once during any twelve (12) consecutive months.

The Insurance Company or the Policyholder may (a) as of any policy anniversary of the Policy following the effective date of this Rider, and (b) as of any due date of a basic cost of insurance charge on which the table of individual basic cost of insurance rates may be changed, in accordance with the provisions of the preceding paragraph of this Section 3, and (c) whenever the extent of the Retired Employees Coverage is changed by agreement of the Insurance Company and the Policyholder, require that the average monthly basic cost of insurance rate be determined according to the then attained ages of all persons who are then Covered Retired Employees and the table of individual basic cost of insurance rates then in effect.

Supplemental Cost of Insurance Charge Deductions - Whenever 105% of the incurred benefit charges for the Retired Employees Coverage for any Policy Year exceeds the basic cost of insurance charges for the Retired Employees Coverage for the same Policy Year, as determined by the Insurance Company, such excess hereinafter referred to as Amount A, a supplemental cost of insurance charge for the Retired Employees Coverage shall be deducted from the Insurance Continuance Fund as of the policy anniversary of the Policy next following the end of such Policy Year, provided that the Retired Employees coverage continued in force to the end of such Policy Year. Such supplemental cost of insurance charge shall be -

     (a) if, after the deduction of Amount A from the Insurance Continuance Fund, the balance in the Insurance Continuance Fund as of such policy anniversary, after the addition as of such policy anniversary of interest and of any supplemental premium charge arising from dividends, is greater than the Amount B referred to hereafter in this paragraph - The Amount A;
      (b) if the conditions specified in ((a) above is not satisfied - The positive excess, if any, of (i) the balance in the Insurance Continuance Fund as of such policy anniversary of interest and of any supplemental premium charge arising from dividends, over (ii) the Amount B below as of such policy anniversary.

The Amount B as of any policy anniversary of the Policy shall be determined by the Insurance Company whenever a supplemental cost of insurance charge is to be deducted from the Insurance Continuance Fund as of such policy anniversary in accordance with the provisions of the section OCapital Adjustments, Additions, and DeductionO if the balance of the Insurance Continuance Fund as of such policy anniversary were reduced to a level such that such final capital charge would exactly liquidate the Insurance Continuance Fund.

GC-10442                      -4-
In the event of the termination of the Retired Employees Coverage prior to the end of a Policy Year, the Insurance Company shall determine the supplemental cost of insurance charge for the Retired Employees Coverage for the period from the policy anniversary of the Policy immediately preceding the date of termination of the Retired Employees Coverage to such termination date by a method consistent with the above principles as if the termination of the Retired Employees Coverage had occurred at the end of the Policy Year, but taking the shorter duration into account, and deduct the supplemental cost of insurance charge for the Retired Employees Coverage so determined as of the day following the date of such termination.

The Insurance Company may, by notifying the Policyholder, change the percentage of Incurred Benefit Charges for the Retired Employees Coverage specified in the first paragraph of this subsection, as of any date on which the average monthly basic cost of insurance rate may be redetermined in accordance with the provisions of the preceding subsection, provided, however that any new percentage of Incurred Benefit Charges for the Retired Employees Coverage shall not be applicable to any period elapsed prior to the date as of which the change in the percentage of Incurred Benefit Charges for the Retired Employees Coverage is made.

Capital Adjustments:   Additions and Deductions - Whenever

     (i) the balance in the Insurance Continuance Fund as of a date on which interest is to be added to the Insurance
          Continuance Fund is smaller than

     (ii) the balance in the Insurance Continuance Fund as of the immediately preceding date on which interest had been added to the Insurance Continuance Fund, the Insurance Continuance Fund shall, as of the same date as specified in (i), be increased or decreased by an amount, hereinafter referred to as a capital adjustment, determined by the Insurance Company to be applicable to this Rider as of such date.

For the purpose of (i) above, the balance in the Insurance Continuance Fund as of a particular date shall be determined by the Insurance Company after the addition as of such date of interest, but before the deduction as of such date of any supplemental cost of insurance charge for the Retired Employees Coverage and before the addition as of such date of any supplemental premium charge arising from dividends, and before making as of such date any capital adjustment, provided, however that the balance in the Insurance Continuance Fund shall be considered to be zero (1) as of any date on which the supplemental cost of insurance charge for the Retired Employees Coverage is to be deducted, if as of such date the conditions specified in (a) of the preceding subsection is not satisfied, and (2) as of the day on which the last refund is to be made under the section ORefund of Fund BalanceO.

For the purpose of (ii) above, the balance in the Insurance Continuance Fund as of a particular date shall be determined by the Insurance Company after the addition of interest and after making any capital adjustment, in either case as of such date, but before the deduction of any supplemental cost of insurance charge for the Retired Employees Coverage and before the addition of any supplemental premium charge arising from dividends, in either case as of such date.

Refund Deductions - Refunds shall be deducted from the Insurance
Continuance Fund in accordance with the provisions of the section
ORefund of Fund BalanceO.

GC-10442                      -5-
               Grace Period for Basic Premium Charges

A grace period of thirty-one days will be allowed for the payment of any basic premium charges under this Rider except the first. If any basic premium charge under this Rider is not paid within the days of grace the discontinuance of the payment of the basic premium charges under this Rider shall be deemed to have occurred at the end of such grace period, unless otherwise agreed upon by the Insurance company and the Policyholder. This grace period applies only to the basic premium charges under this Rider and shall not modify any provisions of the Policy or of any other rider attached thereto, which apply to the payment of the premium charges for the Other Employees Coverage.

                  Discontinuance of Premium Charges

Anything in the Policy to the contrary notwithstanding, the Policyholder may either (a) discontinue the payment of the basic premium charges under his Rider, but continue the payment of the premium charges for the Other Employees Coverage, or (b) discontinue both the payment of the basic premium charges under this Rider and the payment of the premium charges for the Other Employees coverage. The discontinuance by the Policyholder of the payment of the basic premium charges under this Rider, under circumstances specified in (a), shall not effect either the termination of the Retired Employees Coverage or the termination of the Other Employees Coverage. The discontinuance by the Policyholder of the payment of the basic premium charges under this Rider and of the premium charges for the Other Employees Coverage, referred to in (b), shall effect the termination of the Other Employees Coverage only, whereas the Retired Employees Coverage shall continue in force until terminated in accordance with the provisions of the next section.

Except as otherwise provided hereafter in this section, in the event of the discontinuance by the Policyholder of the payment of the basic premium charges under this Rider, no persons may become Covered Retired Employees after the date when such discontinuance is deemed to occur, within the meaning specified in the preceding section, but any persons who on such date are Covered Retired Employees shall, subject to the terms and conditions of the Policy and limitations set forth in this Rider, remain Covered Retired Employees until the Retired Employees Coverage terminates or such persons cease to be Retired Employees, whichever occurs earlier.

If the Insurance Continuance Fund, on or after the date of discontinuance by the Policyholder of the payment of the basic premium charges under this Rider, is in excess of the amount estimated by the Insurance Company to be sufficient to provide for basic periodic continuance of the Retired Employees Coverage on all persons who at the time when such discontinuance is deemed to occur, within the meaning specified in the preceding section, are Covered Retired Employees, for as long as such persons remain Retired Employees, the Policyholder and the Insurance Company may agree that certain person who are then not Covered Retired Employees shall thereafter be eligible to become Covered Retired Employees, subject to the terms and conditions of the Policy and the limitations set forth in this Rider. Any such estimate of the sufficiency of the Insurance Continuance Fund shall be made by the Insurance Company by a method consistent with the cost estimates referred to in the section OPremium ChargesO.






GC-10422                      -6-

              Termination of Retired Employees Coverage

The Insurance Company may terminate the Retired Employees Coverage, provided written notice of the Insurance CompanyOs intention to effect such termination as of a certain date has been given to the Policyholder at least 31 days in advance of such date, whenever, as of the date the Insurance Company gives such notice,

     (a) prior to the discontinuance by the Policyholder of the payment of the basic premium charges under this Rider, the sum of (i) the number of persons insured for the Retired Employees Coverage and (ii) the number of persons insured for the Other Employees Coverage, is less than twenty-five, or
     (b) the Insurance Company determines that the Insurance Continuance Fund does not equal or exceed 80% of the amount of the insurance then in force under the Policy for the Retired Employees Coverage.

The termination of the Retired Employees Coverage shall be effective on the date specified in the notice of the Insurance Company, except that in the case of the termination under (b) above, the Policyholder may pay up to the Insurance Company prior to such date a supplemental premium charge, whereupon the Insurance CompanyOs notice of intention to effect such termination shall be deemed withdrawn and the Retired Employees Coverage shall continue in force beyond the date on which the termination was to become effective, subject to the terms and conditions of the Policy and the limitations set forth in this Rider. Such supplemental premium charge will be determined by the Insurance Company, at request of the Policyholder, by a method consistent with the cost estimate referred to in the section OPremium ChargesO.

The Retired Employees Coverage shall terminate automatically upon receipt by the Insurance Company at the Home Office of written notice from the Policyholder of the death of the last person to die of the group of persons composed of all persons who either are Covered Retired Employees or are eligible to become Covered Retired Employees.

Upon termination of the Retired Employees Coverage any persons who are then Covered Retired Employees will automatically cease to be insured under the Policy for the Retired Employees Coverage at the same time as the termination of the Retired Employees Coverage becomes effective.

                       Refund of Fund Balance

The Insurance Company will as soon as practicable after the termination date of the Retired Employees Coverage determine the balance in the Insurance Continuance Fund as of the day following the termination of the Retired Employees Coverage, calculated in accordance with the provisions of the section OFund MaintenanceO, and if such balance is greater than zero make refunds to the Policyholder, in the manner specified below to be used for the sole benefit of employees. Any such refund shall be deducted from the Insurance Continuance Fund on the due date of the respective refund and the making of any refund by the Insurance Company to the Policyholder in accordance with the provisions of this section shall completely discharge the liability of the Insurance Company with respect to the refund so made.



GC-10442                      -7-
The first of the refunds shall be due on the day following the end of the six monthsO period commencing with the policy anniversary of the Policy next following the termination date of the Retired Employees Coverage, regardless of whether the Policy is then in force for Other Employees Coverage, and on each subsequent refund shall be due on the corresponding day of each month thereafter until the balance in the Insurance Continuance Fund has been reduced to zero.

Each refund, except the last one, shall be equal to the greater of (a) 2% of the balance in the Insurance Continuance Fund determined by the Insurance Company as of the day following the termination of the Retired Employees Coverage, and (b) $1,000. The last refund shall be equal to the balance in the Insurance Continuance Fund as of the due date of such refund after the addition as of such date of interest and of any supplemental premium charge arising from dividends, and after the deduction as of such date of any supplemental cost of insurance charge, and after making as of such date the capital adjustment applicable to this Rider.

Anything hereinabove to the contrary notwithstanding, the Policyholder and the Insurance Company may at any time and from time to time agree to increase the amount of any one or more of such refundsO or to advance the due date thereof, or both.

                        Termination of Rider

This Rider shall terminate automatically (i) on the day on which the last refund referred to in the preceding section has been made by the Insurance Company to the Policyholder, or (ii) if the Insurance Company determines that the balance in the Insurance Continuance Fund as of the day following the termination of the Retired Employees Coverage is zero or less than zero.


                   ______________________________



The Retired Employees Coverage shall, unless otherwise specified in this Rider, be subject to all the terms and conditions of the Policy applicable thereto, provided, however, that by agreement of the Policyholder and the Insurance Company the terms and conditions of the Policy with respect to the Retired Employees Coverage may be changed from time to time.


                   _______________________________


IN WITNESS WHEREOF, The Prudential Insurance Company of America has caused this Rider to be executed as of the effective date of the Rider indicated above.




                                                             Secretary


GC-10442                      -8-

Group Policy Nos.   G-91207, GH-91207, GI-91207, GM-91207, GS-91207,
GZ-91207, G-91555, G-91556, G-91609, G-91665, G-93551, GD-93551, G-
93558, GO-93558, G-95305, G-95609
collectively called the Group Contract below.

ADDITIONAL PREMIUMS

for insurance under these Coverages of the Group Contract.

A.   DEFINITIONS.

Contract Year means a period of time:

(1) starting with the Contract Date and ending with the day before the first Contract Anniversary; or

(2) starting with a Contract Anniversary and ending with the day before the next Contract Anniversary.

Additional Premiums means premiums for the insurance under the Group Contract required by Section B.

Regular Premiums means premiums for the insurance under the Group
Contract other than any Additional Premiums.

B.   ADDITIONAL PREMIUMS

An Additional Premium is due for the insurance under the Group
Contract: (1) on the last day of each Contract Year after these provisions become effective; and (2) on the date the Group Contract ends (if other than the end of a Contract Year).

The Additional Premium for each Contract Year is equal to 10% of the Regular Premium for that Contract Year.

If an Additional Premium is due for a period of less than a Contract Year, because these provisions do not become effective on a Contract Anniversary, or because the Group Contract ends on other than the last day of a Contract Year, that shorter period of time will be used to determine the Additional Premium.

C.   CHANGES IN THE PERCENT USED TO COMPUTE ADDITIONAL PREMIUMS.

Prudential may change the percent used to compute the Additional
Premiums:   (1) on each Contract Anniversary; and (2) at any other
time the premium rates under the Group Contract may be changed. Prudential will inform the Contract Holder of any change in the percent.

Percents used to compute the Additional Premium will be applied to the Regular Premium for the part of the Contract Year they were in effect.
                   ______________________________

83500
APC   1004
                                                                #21795
             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   a mutual life insurance company

AMENDMENT TO GROUP POLICY Nos. G-95609, G-91207, GH-91207, GM-91207.
      GZ-91207, G-91555, G-91556, G-91660, G-91665 and G-93551
          (to be attached to and made a part of the Policy)

The Policy holder and the Insurance Company hereby agree as follows:
1. The insurance form listed in Column I below is attached to this Amendment and forms part of the Group Policy as of such form's effective date, the corresponding insurance form, if any, listed in Column II.
          Column I                      Column II
          GC-4204                       GC-4204
          effective December 31, 1988             effective December
31, 1982

2. Effective December 31, 1988, premiums will be computed on the following basis for the insurance indicated.

     BRANCH 01  -  Northrop Ventura Division
     Applicable Coverage                Monthly Rate per Employee

     Non-Contributory         Employee Insurance            Dependents
Insurance
     Term Life                $6.130
     Accidental Death
         and Dismemberment              $1.086
     Survivor Benefit Life              $0.045 per $100 of
                                   Employee Monthly
                                   Benefit.
     Weekly Income Accident
         and Sickness                   $0.063 per $10.00 of
                                   Weekly Benefit
     Contributory
     Term Life                $0.430 per $1,000 of
                                   insurance
     Accidental Death
          and Dismemberment             $0.044 per $1,000 of
                                   insurance
     Dependents Term Life
$1,203
     Weekly Income Accident
          and Sickness                  $0.063 per $10.00 of
                                   Weekly Benefit

     BRANCH 02  -  Precision Products Salaried

     Non-Contributory         Employee Insurance  Dependents Insurance
     Term Life                $0.152 per $1,000 of
                                   insurance
     Accidental Death
          and Dismemberment             $0.044 per $1,000 of
                                   insurance
     Survivor Benefit Life              $0.063 per $100 of
                                   Employees Monthly Benefit
Continued
     BRANCH 02  -  Precision Products Salaried (Continued)
     Applicable Coverage                Monthly Rate per Employee
     Non-Contributory         Employee Insurance            Dependents
Insurance
     Dependents Term Life
$0.362
     Weekly Income Accident
          and Sickness  -  Exempt       $0.213 per $10.00 of
                                   Weekly Benefit
     Contributory
     Term Life                     $0.425 per $1,000 of
                                   insurance
     Accidental Death
          and Dismemberment        $0.044 per $1,000 of
                                   insurance

     BRANCH 03  -  Precision Products Hourly

     Non-Contributory
     Term Life                $0.152 per $1,000 of
                                   insurance
     Accidental Death
          and Dismemberment             $0.044 per $1,000 of
                                   insurance
     Survivor Benefit Life              $0.063 per $100 of
                                   Employees Monthly
                                   Benefit.
     Dependents Term Life
$0.362
     Weekly Income Accident
          and Sickness  -  Exempt       $1.009 per $10.00 of
                                   Weekly Benefit

     BRANCH 05  -  Aircraft Division
     Non-Contributory
     Term Life                $6.130
     Accidental Death
          and Dismemberment             $1.086
     Survivor Benefit Life              $0.045 per $100 of
                                   Employees Monthly
                                   Benefit.
     Weekly Income Accident
          and Sickness                  $0.063 per $10.00 of
                                   Weekly Benefit
     Contributory
     Term Life                $0.430 per $1,000 of
                              insurance
     Accidental Death
          and Dismemberment             $0.044 per $1,000 of
                              insurance
     Dependents Term Life
$1.203
     Weekly Income Accident
          and Sickness  -  Exempt       $0.063 per $10.00 of
                              Weekly Benefit
     New York Disability
          Benefits Law             $1.862
Continued
     BRANCH 06  -  Northrop Electronics West Coast
     Applicable Coverage                Monthly Rate per Employee
     Non-Contributory         Employee Insurance            Dependents
Insurance
     Term Life                $6.130
     Accidental Death
          and Dismemberment             $1.086
     Survivor Benefit Life              $0.045 per $100 of
                                   Employees Monthly
                                   Benefit.
     Contributory
     Term Life                $0.430 per $1.000 of
                                   insurance
     Accidental Death
          and Dismemberment             $0.044 per $1,000 of
                                   insurance
     Dependents Terms Life
$1.203
     Weekly Income Accident
          and Sickness-Exempt      $0.063 per $10.00 of
                                   Weekly Benefit

     BRANCH 17  -  Electro-Mechanical Division
     Non-Contributory
     Term Life                $6.130
     Accidental Death
          and Dismemberment             $1.086
     Survivor Benefit Life              $0.045 per $100 of
                                   Employees Monthly
                                   Benefits.
     Contributory
     Term Life                $0.430 per $1,000 of
                                   insurance
     Accidental Death
          and Dismemberment             $0.044 per $1,000 of
                                   insurance
     Dependents Terms Life
$1.203
     Weekly Income Accident
          and Sickness-Exempt      $0.063 per $10.00 of
                                   Weekly Benefit

     BRANCH 23  -  Defense Systems Division

     Non-Contributory         Employee Insurance            Dependents
Insurance
     Term Life                $0.123 per $1,000 of
                                   insurance
     Additional Term Life               $0.414 per $1,000 of
                                   insurance
     Accidental Death
          and Dismemberment             $0.044 per $1,000 of
                                   insurance
     Weekly Income Accident
          and Sickness-Exempt      $0.446 per $10.00 of
                                   Weekly Benefit
Continued
     BRANCH 28  -  Northrop International Inc.
     Applicable Coverage                Monthly Rate per Employee
     Non-Contributory         Employee Insurance            Dependents
Insurance
     Term Life                $6.130
     Accidental Death
          and Dismemberment             $1.086
     Survivor Benefit Life              $0.045 per $100 of
                                   Employees Monthly
                                   Benefits.
     Contributory
     Term Life                $0.430 per $1,000 of
                                   insurance
     Accidental Death
          and Dismemberment             $0.044 per $1,000 of
                                   insurance
     Dependents Term Life
$1.203
     Weekly Income Accident
          and Sickness-Exempt           $0.446 per $10.00 of
                                   Weekly Benefit
     BRANCH 30  -  Northrop International Inc.
     Non-Contributory
     Term Life                $6.130
     Accidental Death
          and Dismemberment             $1.086
     Survivor Benefit Life              $0.045 per $100 of
                                   Employees Monthly
                                   Benefits.
     Contributory
     Term Life                $0.430 per $1,000 of
                                   insurance
     Accidental Death
          and Dismemberment             $0.044 per $1,000 of
                                   insurance
     Dependents Term Life
$1.203
     Weekly Income Accident
          and Sickness-Exempt           $0.063 per $10.00 of
                                   Weekly Benefit
     BRANCH 23  -  Dakota Manufacturing Plant
     Non-Contributory
     Term Life                $0.245 per $1,000 of
                                   insurance
     Accidental Death
          and Dismemberment             $1.044 per $1,000 of
                                   insurance
     Survivor Benefit Life              $0.045 per $100 of
                                   Employees Monthly
                                   Benefits.
     Contributory
     Term Life                $0.430 per $1,000 of
                                   insurance
     Accidental Death
          and Dismemberment             $0.044 per $1,000 of
                                   insurance
     Weekly Income Accident
          and Sickness-Exempt           $0.063 per $10.00 of
                                   Weekly Benefit
Continued
     BRANCH 39  -  NWASI
     Applicable Coverage                Monthly Rate per Employee
                         Employee Insurance            Dependents
Insurance
     Term Life and Dependents
          Term Life           $8.905                        *
     Accidental Death
          and Dismemberment             $1.183
     Weekly Income Accident
          and Sickness-Exempt
          (Non-Contributory)            $18.546
     Dependents Term Life
          (Contributory)                                    $0.747
     * Included in the Employee Insurance

     BRANCH 47  -  Northrop International Aircraft

     Non-Contributory
     Term Life                $6.130
     Accidental Death
          and Dismemberment             $1.086
     Survivor Benefit Life              $0.045 per $100 of
                                   Employees Monthly
                                   Benefits.
     Contributory
     Term Life                $0.430 per $1,000 of
                                   insurance
     Accidental Death
          and Dismemberment             $0.044 per $1,000 of
                                   insurance
     Dependents Term Life
$1.203
     Weekly Income Accident
          and Sickness-Exempt      $0.063 per $10.00 of
                                   Weekly Benefit

     BRANCH 55  -  Northrop Industries
     Non-Contributory
     Term Life                $6.130
     Accidental Death
          and Dismemberment             $1.086
     Survivor Benefit Life              $0.045 per $100 of
                                   Employees Monthly
                                   Benefits.
     Contributory
     Term Life                0.430 per $1,000 of
                                   insurance
     Accidental Death
          and Dismemberment             $0.044 per $1,000 of
                                   insurance
     Dependents Term Life
$1.203
     Weekly Income Accident
          and Sickness-Exempt      $0.063 per $10.00 of
                                   Weekly Benefit
                                                             Continued

     BRANCH 72  -  Disabled Lives
     Applicable Coverage           Monthly Rate per Employee

     Non- Contributory        Employee Insurance            Dependents
Insurance
     Term Life                $0.245 per $1,000 of
                                   insurance
     Survivor Benefit Life              $0.045 per $100 of
                                   Employee Monthly
                                   Benefit

     BRANCH 315  -  Retired Lives

     Term Life (Contributory)      $2.444 per $1,000 of
                                   insurance


3. Effective December 31, 1988, the percent used to calculate the additional premium under for 83500 APC 1004 will be 10%

4. With respect to the Non-Contributory Term Life, Survivor Benefit Life, Dependent Term Life, accidental Death Dismemberment and Weekly Income Accident and Sickness benefits provided for active employees, the premium rates and percent used to calculate the additional premium shown in 2. and 3. above will not be changed prior to January 1, 1993, unless the number of employees insured under the policy decreases to less than 80% of the number of employees insured on December 31, 1988.


It is agreed that such change or changes shall form a part of the Group Policy, but not unless both the Policy holder and the Insurance Company have hereto affixed their respective signatures.



                         NORTHROP CORPORATION EMPLOYEE INSURANCE
                         BENEFIT PLANS MASTER TRUST PURSUANT TO
               , 19      AN ASSIGNMENT BY NORTHROP CORPORATION
                              (Full or Corporate Name of Policyholder)




Witness                       By
                              (Signature and Title)  Trustee


Woodland Hills, California         THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA


November 14, 1989
_______________________________________________
                                   Assistant Secretary


ORD 23585                                                   (6807a)

Group Policy No.:  G-95609, G-91207, GH-91207, GM-91207, GZ-91207, G-
91555, G-91556, G-91660,
G-91665 and G-93551.

             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   A Mutual Life Insurance Company

                (Herein Called The Insurance Company)

Rider To Be Attached To and Made A Part Of Group Policy Nos.:  G-
95609, G-91207, GH-91207, GM-91207, GZ-91207, G-91556, G-91660, G-
91665 and G-93551.

The Insurance Company and the Policy holder, agree that, effective December 31, 1988, the policy is amended by the addition of the following provision:

                           SPECIAL RESERVE

The Insurance Company may maintain a special reserve to be applied by it from time to time toward stabilizing experience under the Policy with respect to the Non-Contributory Employee Term Life, the Non-Contributory Employees Survivor Benefits Life Insurance, the non-contributory Dependent Term Life Insurance, the Non-contributory Employee Accidental Death and Dismemberment Insurance and the Non-contributory Employee Weekly Income Accident and Sickness Insurance. Such reserve shall be established from premiums paid under the Policy and the amount of such reserve shall be determined by the Insurance Company from time to time. Such reserve shall be credited with interest at the end of each policy year, or in the event of termination of the Policy, at the time of such termination. The interest for the policy year or portion thereof, as the case may be, shall be determined at the rate of not less than 5% per annum and on the average amount of the reserve during the period with respect to which the interest is being computed, except that after this Rider has been in effect for a period extending from the effective date of this Rider to the next policy anniversary and from time to time thereafter the Insurance Company may change the rate to be used in the computation of the interest on the reserve.

If at any time the Insurance Company shall determine that the amount of the special reserve is then excess of that required, the Insurance Company shall pay such excess to the Policy holder as a return of premium.

Any return to the Policyholder of the balance of the special reserve, or any portion thereof , in accordance with the provisions of this Rider, shall be applied by the Policyholder solely for the benefit of retired employees or active employees, or both.

The Insurance Company has caused this Rider to be executed this fourteenth day of November, 1989.



                           THE PRUDENTIAL INSURANCE COMPANY OF AMERICA



                                                                    By
                                                   Assistant Secretary
GC-4204


Group Policy No.:   G-95609, G-91207, GH-91207, GI-91207, GM-91207, GZ-
91207, G-91555,
G-91556, G-91660, G-91665, G-93551, GD-93551, G-93558 and G-95305.

             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   A Mutual Life Insurance Company
                (Herein Called The Insurance Company)

Rider To Be Attached To and Made A Part Of Group Policy Nos.:  G-
95609, G-91207, GH-91207, GI-91207, GM-91207, GZ-91207, G-91555, G-
91556, G-91660, G-91665, G-93551, GD-93551, G-93558 and G-95305.

The Insurance Company and the Policy holder, agree that, effective December 31, 1982, the policy is amended by the addition of the following provision:

                           SPECIAL RESERVE

The Insurance Company may maintain a special reserve to be applied by it from time to time toward stabilizing experience under the Policy. Such reserve shall be established from premiums paid under the Policy, and the amount of such reserve shall be determined by the Insurance Company from time to time. Such reserve shall be credited with interest at the end of each policy year, or in the event of termination of the Policy, at the time of such termination. The interest for the policy year or portion thereof, as the case may be, shall be determined at the rate of not less than 5% per annum and on the average amount of the reserve during the period with respect to which the interest is being computed, except that after this Rider has been in effect for a period extending from the effective date of this Rider to the next policy anniversary and from time to time thereafter the Insurance Company may change the rate to be used in the computation of the interest on the reserve.

If at any time the Insurance Company shall determine that the amount of the special reserve is then excess of that required, the Insurance Company shall pay such excess to the Policy holder as a return of premium.

In the event of termination of the Policy, any balance remaining in the special reserve after final application of the reserve by the Insurance Company in accordance with the above provisions shall be paid to the Policyholder as a return of premium.

Any return to the Policyholder of the balance of the special reserve, or any portion thereof , in accordance with the provisions of this Rider, shall be applied by the Policyholder solely for the benefit of retired employees or active employees, or both.

The Insurance Company has caused this Rider to be executed this seventeenth day of December, 1982.

                           THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                                                    By
                                                       Vice President,
                                          Group Insurance Underwriting

                                                          Accepted by:

                                        NORTHROP CORPORATION
     (Date)                                       (Policyholder)

Witness
                                        (Signature and Tittle)
GC-4204

Group Policy Nos.   G-91207, GH-91207, GI-91207, GM-91207, GS-91207,
GZ-91207,
G-91555, G-91556, G-91609, G-91665, G-93551, GD-93551, G-93558, GO-
93558, G-95305, and G-95609.

Effective Date: August 1, 1984


              RIDER FORM MADE A PART OF GROUP POLICIES


     G-91207, GH-91207, GI-91207, GK-91207, GM-91207, GS-91207,
       GZ-91207, G-91555, G-91556, G-91660, G-91665, G-93551,
          GD-93551, G-93558, GO-93558, G-95305 and G-95609.

                              issued by

             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                (Herein Called the Insurance Company)





It is hereby agreed that the group policies specified above, collectively, shall be considered as a single group policy, No. GT-91207, for the purpose of determining and crediting the portion, if any, of divisible surplus of the Insurance Company accruing upon said group policies.



                           THE PRUDENTIAL INSURANCE COMPANY OF AMERICA






                              By
                                             Assistant Secretary








GC-3222

             THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                   a mutual life insurance company


         AMENDMENT TO GROUP POLICY NOS.   G-6324, GH-91555,
       G-91556, G-91660, G-91207, GO-91207, GH-91207, GZ-91207
     G-93551, G-93558, GO-93558, G-93160, GH-91207 and GY-91207

(to be attached to and mad a part of each of the above numbered Group
                              Policies)


The Policyholder and the Insurance Company hereby agree as follows:

     Effective June 1, 1974, the Group Policies are amended to provide that any provisions of the Group Policies to the contrary notwithstanding, an Employee who becomes covered for Term Life Insurance within 31 days after his ceasing to be a covered individual for Term Life Insurance under another Group Policy issued to Northrop Corporation (or a subsidiary or affiliate of Northrop Corporation), hereinafter referred to as Oprior Group PolicyO, then, during said 31 day period, his amount of Term Life Insurance under the Group Policy shall be reduced by the amount of Term Life Insurance and the amount of any Survivor Benefits Life Insurance (present value) which he is entitled to convert under the provisions of said prior Group Policy.


It is agreed that such change or changes shall from a part of the Policy, but not unless both the Policyholder and the Insurance Company have hereto affixed their respective signatures.



     AUGUST 12,           1974               NORTHROP CORPORATION
                                   (Full or Corporate Name of
                                   Policyholder)


                                                     Vice President
                                                     Industrial
                                                     Relations
Witness____________________________
By____________________________________
                                             (Signature and Title)


                         THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Los Angeles, California


__________________________________, 1974     By
_______________________________


ORD  13455-A  Ed 5-58              74-2-4355